UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Eric A. S. Richards
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

ICA  The Investment Company of America

ICA at 75:
Through the decades

[photo of the Statue of Liberty]

Annual report for the year ended December 31, 2008

ICASM seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.
The Investment Company of America® is one of the 31 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Please see page 5 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 3.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Respective fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 29 and 30 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2009, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 2.70%.

Investments outside the United States may be subject to additional risks such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks.

In this report

Special feature

8	ICA at 75: Through the decades

ICA relies on its enduring philosophy of investing in both difficult and prosperous times.

Contents

1	Letter to shareholders

4	The value of a long-term perspective

16	Summary investment portfolio

20	Financial statements

34	Board of directors, advisory board and other officers

Fellow shareholders:

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The year 2008 proved to be one of the most tumultuous periods in stock market history. The housing slump continued to wreak havoc on the U.S. economy, a widening credit crisis stifled growth, once-solid banks and financial companies failed, and stock markets around the world tumbled in reaction.

In this environment, The Investment Company of America recorded a total return of –34.7% for the fiscal year ended December 31, 2008. This assumes reinvestment of quarterly dividends totaling 68 cents a share. That was better than the –37.0% return for the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market; however, it is difficult to find solace in relative returns during a year when investors lost much in absolute terms.

We do take solace in the fact that we have been through tough times before. With this report, ICA marks its 75th year as a mutual fund. Fundamental company research and prudent stock selection have been hallmarks of ICA for more than seven decades and will continue to be pivotal when the financial crisis abates, but it did little to help during the fund’s fiscal year. In the midst of this enormous crisis of market confidence, most stocks — regardless of merit — fell in price.

Markets in free-fall

The U.S. and most major countries’ economies became entrenched in recession during the year. A crumbling housing market and a global deleveraging of excess credit pulled down financial markets. In the last few months of the year, the U.S. stock market plummeted. Markets in Europe and Asia also declined, falling even more sharply than the U.S. for the year.

Among many events jarring the markets in 2008, the most significant included the failure or near-failure of many large iconic financial institutions. This list includes the bankruptcy of Lehman Brothers, the collapse of Bear Stearns, the takeover of Fannie Mae and Freddie Mac by U.S. regulators, Bank of America’s purchase of Merrill Lynch, Wells Fargo’s acquisition of Wachovia, JPMorgan’s takeover of savings and loan bank Washington Mutual, the government’s rescue of insurance giant AIG and the failure of several smaller U.S. banks. Trouble spread from one region of the world to the next, freezing interbank lending and crippling global credit markets.

[Begin Sidebar]
2008 results at a glance

Year ended December 31, 2008
(with dividends reinvested)

	ICA (Class A shares)	Standard & Poor’s 500 Composite Index*

Income return	2.08%	1.95%
Capital return	–36.82%	–38.94%

Total return	–34.74%	–36.99%

*The index is unmanaged and its results do not reflect sales charges, commissions or expenses.

Dividends paid in 2008

	Per share	Payment date

Income dividends	$0.17	March 7
	0.17	June 6
	0.17	Sept. 5
	0.17	Dec. 18

	0.68

Expense ratios and portfolio turnover rates[1]

Year ended December 31, 2008

	Expense	Portfolio
	ratio

ICA	0.59%	31%
Industry average[2]	1.00	64

[1] The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
[2] Lipper Growth & Income Funds Average (with an initial sales charge).
[End Sidebar]

In an effort to increase liquidity in the system, the U.S. government took aggressive action in October when it gave the Treasury authority over $700 billion to help shore up the financial industry. In addition, the Federal Reserve cut the benchmark interest rate seven times, bringing it from 4.25% in early January 2008 to within a range of zero to 0.25% in December 2008. Central banks around the world acted in coordination, taking similar actions to unlock credit markets and, perhaps more importantly, to restore confidence. The U.S. Federal Reserve, European Central Bank, Bank of England, Bank of Canada and several other central banks announced sharp cuts in target interest rates.

How the fund responded

The markets punished stocks virtually across the board, with few pockets of industry or individual companies faring well. Most of the fund’s top 10 holdings saw double-digit drops, including tobacco giant Philip Morris International (–14.0%), telecommunications provider AT&T (–31.4%), software maker Microsoft (–45.4%), multinational conglomerate General Electric (–56.3%) and enterprise software company Oracle (–21.5%). (See page 16 for more detailed information about ICA’s holdings.)

In fact, most of the securities in The Investment Company of America tumbled. Of the 141 securities held by ICA, only five gained during the year. Those securities include biotechnology company Amgen (+24.4%), discount retailer Wal-Mart (+18.0%), food manufacturer General Mills (+6.6%) and fast-food purveyor McDonald’s (+5.6%).

While most stocks dropped, some did exceptionally poorly. In general, our investments in financials hurt the fund during the year. While valuations seemed attractive, that was no protection, as a combination of heavy leverage and asset write-downs led to distress and ultimately failure for some. For example, we had exposure to federally sponsored mortgage company Fannie Mae (–98.1%) and insurance giant AIG (–97.3%), both of which were severely punished in the financial crisis, as discussed above. In addition, the fund suffered from large stock price drops for companies as diverse as Dow Chemical (–61.7%), packaging company MeadWestvaco (–64.3%), aluminum producer Alcoa (–69.2%), wireless telecommunications company Motorola (–72.4%) and motorcycle legend Harley-Davidson (–63.7%).

ICA emphasizes investments in well-established blue-chip companies, representing the broad U.S. economy. Most of ICA’s holdings were U.S.-based, ending the year at 72.4% of net assets, although many of these companies are multinational and derive a portion of revenues from their sales and operations outside the United States. Investment in companies headquartered outside the United States totaled 12.5% of the fund’s net assets. With a position in cash and short-term equivalents of 15.1% at the end of the fiscal year, up from 12.4% the previous year, we had resources to deploy when we found solid companies with battered stock prices but the potential to thrive over the long term. We believe that there are many interesting companies that have the potential to survive the upcoming period, and we will seek to take advantage of promising opportunities.

Looking ahead

The Investment Company of America has produced solid results over time, including during the prolonged bear markets of the 1930–40s and 1970s, by relying on our extensive research abilities to uncover attractive long-term investment opportunities. Regrettably, research mattered little in the climate of fear that permeated markets in 2008, but we believe research will be as paramount in the eventual recovery as it was in past cycles. We invite you to look back with us and learn how we have managed shareholders’ assets over the last 75 years in the feature “ICA at 75: Through the decades,” beginning on page 8.

Often after periods of extremes, there is a return to basics. Our history is rooted in those basics, from which we have not strayed. We believe that fundamental research will be essential in helping determine which companies are most likely to survive the downturn and thrive in an improving economy. This understanding gives us the confidence to persevere and the determination to remain focused on the long-term prospects of the fund’s holdings.

We appreciate your continued trust in us and your commitment to long-term investing.

Sincerely,

/s/ R. Michael Shanahan

R. Michael Shanahan
Vice Chairman

/s/ James B. Lovelace

James B. Lovelace
President

February 5, 2009

For current information about the fund, visit americanfunds.com.

Other share class results

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2008:

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–38.43%	–2.30%	–0.34%
Not reflecting CDSC	–35.25	–1.98	–0.34

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–35.92	–2.04	–0.58
Not reflecting CDSC	–35.29	–2.04	–0.58

Class F-1 shares[1] — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–34.77	–1.27	0.20

Class F-2 shares[1] — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	–25.39	[2]

Class 529-A shares[3] — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–38.55	–2.48	–0.39
Not reflecting maximum sales charge	–34.79	–1.31	0.47

Class 529-B shares[3] — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–38.47	–2.44	–0.37
Not reflecting CDSC	–35.29	–2.12	–0.37

Class 529-C shares[3] — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–35.94	–2.12	–0.15
Not reflecting CDSC	–35.31	–2.12	–0.15

Class 529-E shares[1,3] — first sold 3/1/02	–34.98	–1.61	–0.17

Class 529-F-1 shares[1,3] — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–34.66	–1.19	2.74

[1] These shares are sold without any initial or contingent deferred sales charge.
[2]Results are cumulative total returns; they are not annualized.
[3] Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Respective fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 29 and 30 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

The value of a long-term perspective (1934 to 2008)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on a $10,000 investment.* Thus, the net amount invested was $9,425.† Results are for past periods and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 75 years, from January 1, 1934, through December 31, 2008, showing the high, low and closing values for each year.

The figures in the table below the chart include the fund’s total return for each of those years. As you look through the table, you will see that the fund’s total return can fluctuate greatly from year to year. In some years, it was well into double digits. In other years, the fund had a negative return. Over the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $45,983,835, compared with $16,808,104 in Standard & Poor’s 500 Composite Index.

You can use this table to estimate how the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 1998. At that time, the value of the investment illustrated here was $39.2 million. Since then, it has increased to $46 million. Thus, in the same period, the value of your 1998 investment — regardless of size — has also increased.

*As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

†The maximum initial sales charge was 8.5% prior to July 1, 1988.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2008)*

	1 year	5 years	10 years

Class A shares	–38.49%	–2.38%	1.01%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.59% for Class A shares as of the most recent fiscal year-end. This figure does not reflect the fee waiver described below.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Respective fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 29 and 30 for details.

Average annual returns for 75 years (1/1/34–12/31/08)*

Income return	3.2%
Capital return	8.7%
Total return	11.9%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Respective fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 29 and 30 for details.

Value added by reinvestment of dividends

[begin mountain chart]
Date	ICA with dividends reinvested[1]	ICA with dividends taken in cash[2]

1/1/1934	$9,426	$9,426
3/31/1934	12,022	12,022
9/30/1934	9,735	9,735
12/31/1934	11,822	11,822
3/31/1935	11,109	11,109
12/31/1935	21,643	21,643
4/30/1936	21,738	21,738
12/31/1936	31,560	31,042
3/31/1937	34,870	34,173
12/31/1937	19,424	18,339
3/31/1938	16,450	15,458
12/31/1938	24,776	23,174
5/17/1939	19,196	17,954
10/26/1939	26,380	24,439
12/31/1939	24,986	22,860
4/9/1940	26,104	23,788
5/22/1940	18,337	16,710
12/31/1940	24,384	21,460
4/22/1941	20,228	17,599
7/28/1941	25,516	21,886
12/31/1941	22,590	18,816
4/28/1942	20,675	17,070
11/17/1942	25,558	20,530
12/31/1942	26,376	20,893
6/5/1943	34,560	27,239
12/31/1943	35,019	26,861
1/3/1944	34,911	26,778
12/11/1944	42,785	32,140
12/31/1944	43,193	32,130
12/1/1945	58,160	42,529
12/31/1945	59,091	42,949
5/28/1946	69,344	50,213
10/9/1946	51,668	37,011
12/31/1946	57,692	40,687
2/8/1947	59,739	42,131
5/19/1947	47,608	33,318
12/31/1947	58,217	39,332
2/11/1948	51,157	34,562
6/14/1948	64,466	43,169
12/31/1948	58,430	37,714
6/13/1949	51,933	33,172
12/31/1949	63,941	39,436
7/13/1950	61,544	37,284
11/24/1950	75,452	45,291
12/31/1950	76,618	45,185
1/3/1951	77,522	45,718
9/13/1951	90,575	52,493
12/31/1951	90,274	51,159
5/1/1952	87,738	49,312
11/26/1952	98,358	54,208
12/31/1952	101,293	55,306
1/5/1953	101,540	55,440
9/14/1953	90,546	47,981
12/31/1953	101,747	53,362
1/11/1954	102,187	53,593
11/26/1954	150,963	77,300
12/31/1954	158,859	80,780
1/6/1955	153,710	78,162
12/5/1955	197,380	98,416
12/31/1955	199,216	98,531
1/23/1956	188,642	93,301
8/2/1956	228,301	111,574
12/31/1956	220,648	106,303
7/10/1957	234,719	111,636
12/23/1957	191,223	89,401
12/31/1957	194,433	90,912
1/2/1958	196,485	91,871
12/31/1958	281,479	128,040
2/9/1959	276,271	125,672
8/3/1959	317,753	142,951
12/31/1959	321,419	142,883
1/5/1960	322,622	143,418
3/8/1960	294,359	130,051
12/31/1960	335,999	145,598
1/3/1961	333,381	144,463
11/29/1961	416,623	177,692
12/31/1961	413,553	175,370
1/3/1962	412,847	175,071
6/25/1962	302,234	126,569
12/31/1962	358,801	148,179
3/1/1963	362,959	148,959
11/13/1963	435,346	176,692
12/31/1963	440,900	177,834
1/2/1964	443,327	178,813
11/18/1964	524,007	208,216
12/31/1964	512,592	202,347
6/28/1965	515,302	201,387
11/30/1965	636,844	247,766
12/31/1965	650,691	251,554
2/11/1966	695,632	268,929
10/7/1966	554,914	211,085
12/31/1966	657,094	248,035
1/4/1967	653,924	246,838
9/25/1967	848,270	315,022
12/31/1967	846,942	312,474
3/5/1968	767,364	281,436
11/29/1968	1,016,106	368,877
12/31/1968	990,641	356,574
2/6/1969	997,966	359,210
12/17/1969	861,534	301,409
12/31/1969	884,825	309,612
1/5/1970	900,901	315,237
5/26/1970	671,567	232,836
12/31/1970	908,020	307,422
1/4/1971	899,324	304,478
4/28/1971	1,041,783	349,622
12/31/1971	1,062,653	349,729
1/3/1972	1,061,134	349,229
12/11/1972	1,236,416	399,226
12/31/1972	1,231,089	394,703
1/5/1973	1,240,738	397,797
12/13/1973	969,368	300,861
12/31/1973	1,024,069	317,912
3/13/1974	1,078,732	331,700
10/3/1974	753,595	227,497
12/31/1974	840,311	245,527
1/2/1975	860,275	251,360
7/15/1975	1,192,557	342,306
12/31/1975	1,137,662	317,656
1/2/1976	1,146,259	320,057
12/15/1976	1,445,050	393,403
12/31/1976	1,474,372	398,100
1/3/1977	1,468,350	396,474
10/25/1977	1,332,040	350,404
12/31/1977	1,436,404	374,309
3/1/1978	1,346,165	347,473
9/11/1978	1,868,543	475,286
12/31/1978	1,647,486	414,423
2/27/1979	1,616,223	406,559
9/21/1979	1,993,884	489,102
12/31/1979	1,963,313	475,671
4/21/1980	1,749,599	419,477
11/18/1980	2,440,065	573,991
12/31/1980	2,380,191	552,244
9/25/1981	2,250,820	505,060
12/31/1981	2,401,095	530,866
8/12/1982	2,283,451	486,986
12/7/1982	3,273,730	683,755
12/31/1982	3,212,002	670,593
1/24/1983	3,149,704	657,586
10/10/1983	3,954,414	800,660
12/31/1983	3,859,718	774,521
1/5/1984	3,938,558	790,342
7/24/1984	3,487,720	684,698
12/31/1984	4,117,193	791,975
1/8/1985	4,042,335	777,575
12/31/1985	5,491,899	1,017,909
1/10/1986	5,378,077	996,812
8/26/1986	6,822,055	1,244,530
12/31/1986	6,685,668	1,200,523
8/25/1987	8,964,992	1,587,087
12/4/1987	6,490,173	1,124,110
12/31/1987	7,049,189	1,220,933
1/20/1988	6,898,255	1,194,791
10/20/1988	8,057,725	1,361,557
12/31/1988	7,989,297	1,327,380
1/3/1989	7,952,253	1,321,225
10/9/1989	10,570,716	1,717,619
12/31/1989	10,338,606	1,652,758
7/16/1990	11,034,382	1,738,645
9/24/1990	9,349,249	1,461,722
12/31/1990	10,409,044	1,598,827
1/9/1991	9,964,580	1,530,558
12/31/1991	13,171,913	1,969,884
4/8/1992	12,725,819	1,890,999
12/8/1992	14,053,663	2,062,293
12/31/1992	14,092,259	2,052,171
12/31/1993	15,729,390	2,234,162
2/2/1994	16,250,342	2,308,157
12/31/1994	15,753,859	2,180,619
12/13/1995	20,601,536	2,800,127
12/31/1995	20,578,729	2,779,669
1/10/1996	20,131,158	2,719,214
11/29/1996	24,948,962	3,317,338
12/31/1996	24,560,579	3,247,865
1/2/1997	24,449,079	3,233,121
10/7/1997	32,201,069	4,203,593
12/31/1997	31,881,159	4,142,665
1/9/1998	30,538,200	3,968,160
11/27/1998	38,263,637	4,911,956
12/31/1998	39,193,520	5,008,240
7/16/1999	44,986,534	5,706,524
12/14/1999	43,402,315	5,461,630
12/31/1999	45,682,203	5,748,525
6/2/2000	48,297,061	6,033,245
12/20/2000	45,816,353	5,674,950
12/31/2000	47,435,198	5,875,465
2/1/2001	48,641,695	6,024,905
9/21/2001	39,682,272	4,850,856
12/31/2001	45,258,581	5,507,475
3/19/2002	46,842,670	5,674,249
10/9/2002	34,116,968	4,090,963
12/31/2002	38,709,050	4,616,859
3/11/2003	35,518,986	4,211,803
12/31/2003	48,891,609	5,713,492
8/12/2004	47,651,727	5,519,344
12/1/2004	53,072,477	6,119,617
12/31/2004	53,674,543	6,162,997
4/20/2005	51,443,944	5,882,406
12/14/2005	57,922,995	6,565,847
12/31/2005	57,361,396	6,446,513
6/13/2006	58,037,711	6,462,958
12/15/2006	66,714,106	7,396,222
12/31/2006	66,504,440	7,313,239
10/9/2007	74,714,184	8,101,087
12/19/2007	69,537,328	7,502,672
12/31/2007	70,456,795	7,601,877
11/20/2008	39,078,899	4,143,542
12/31/2008	45,983,835	4,835,670

Date	S&P 500 with dividends reinvested

1/1/1934	$10,000
2/6/1934	11,741
7/26/1934	8,454
12/31/1934	9,851
3/14/1935	8,427
11/19/1935	14,477
12/31/1935	14,555
11/9/1936	19,849
12/31/1936	19,479
3/6/1937	21,235
11/24/1937	11,991
12/31/1937	12,670
3/31/1938	10,259
11/9/1938	17,200
12/31/1938	16,604
4/8/1939	12,860
12/31/1939	16,542
1/3/1940	16,913
6/10/1940	12,166
12/31/1940	14,918
1/10/1941	15,313
12/31/1941	13,193
4/28/1942	11,422
12/31/1942	15,880
7/14/1943	21,055
12/31/1943	19,980
2/7/1944	19,830
12/31/1944	23,920
12/10/1945	33,103
12/31/1945	32,629
5/29/1946	36,538
10/9/1946	27,277
12/31/1946	29,994
2/8/1947	31,833
5/17/1947	27,243
12/31/1947	31,703
2/14/1948	28,756
6/15/1948	36,057
12/31/1948	33,420
6/13/1949	30,578
12/31/1949	39,688
1/14/1950	39,428
12/31/1950	52,266
10/15/1951	63,758
12/31/1951	64,813
2/20/1952	63,185
12/31/1952	76,702
9/14/1953	67,974
12/31/1953	75,955
12/31/1954	115,881
1/17/1955	111,372
11/14/1955	154,321
12/31/1955	152,428
1/23/1956	144,485
8/2/1956	170,376
12/31/1956	162,378
7/15/1957	174,227
10/22/1957	139,617
12/31/1957	144,887
12/31/1958	207,642
2/9/1959	201,972
8/3/1959	232,356
12/31/1959	232,467
10/25/1960	208,328
12/31/1960	233,601
12/12/1961	300,180
12/31/1961	296,461
6/26/1962	219,517
12/31/1962	270,656
1/2/1963	268,898
12/31/1963	332,369
11/20/1964	391,802
12/31/1964	387,133
6/28/1965	377,268
11/15/1965	433,749
12/31/1965	435,356
2/9/1966	444,115
10/7/1966	353,265
12/31/1966	391,500
9/25/1967	485,648
12/31/1967	485,272
3/5/1968	443,658
11/29/1968	560,886
12/31/1968	538,975
5/14/1969	556,520
12/31/1969	493,481
5/26/1970	375,967
12/31/1970	512,963
4/28/1971	587,707
11/23/1971	515,114
12/31/1971	586,320
12/11/1972	702,350
12/31/1972	697,692
1/11/1973	710,635
12/5/1973	560,537
12/31/1973	595,206
1/3/1974	608,935
10/3/1974	392,237
12/31/1974	437,674
7/15/1975	623,524
12/31/1975	600,610
9/21/1976	736,520
12/31/1976	744,318
11/2/1977	653,147
12/31/1977	691,044
3/6/1978	637,133
9/12/1978	804,939
12/31/1978	736,452
10/5/1979	887,816
12/31/1979	873,499
3/27/1980	801,694
11/28/1980	1,192,966
12/31/1980	1,156,970
1/6/1981	1,177,082
9/25/1981	993,719
12/31/1981	1,100,011
8/12/1982	952,442
11/9/1982	1,348,614
12/31/1982	1,337,025
1/3/1983	1,315,159
10/10/1983	1,696,711
12/31/1983	1,638,595
7/24/1984	1,503,740
11/6/1984	1,760,537
12/31/1984	1,741,395
1/4/1985	1,704,326
12/31/1985	2,293,883
1/22/1986	2,209,306
12/2/1986	2,846,898
12/31/1986	2,722,038
8/25/1987	3,851,956
12/4/1987	2,588,662
12/31/1987	2,864,962
1/20/1988	2,813,363
10/21/1988	3,379,672
12/31/1988	3,339,470
10/9/1989	4,438,664
12/31/1989	4,395,793
7/16/1990	4,669,466
10/11/1990	3,773,954
12/31/1990	4,259,140
1/9/1991	4,017,563
12/31/1991	5,553,915
4/8/1992	5,290,606
12/18/1992	6,039,956
12/31/1992	5,976,474
1/8/1993	5,885,121
12/31/1993	6,577,517
2/2/1994	6,806,430
4/4/1994	6,231,341
12/31/1994	6,664,017
12/13/1995	9,234,475
12/31/1995	9,165,271
1/10/1996	8,905,609
11/25/1996	11,473,195
12/31/1996	11,268,247
12/5/1997	15,211,783
12/31/1997	15,026,327
1/9/1998	14,364,532
12/29/1998	19,495,529
12/31/1998	19,320,168
1/14/1999	19,052,345
12/31/1999	23,384,822
3/24/2000	24,358,139
12/20/2000	20,344,921
12/31/2000	21,256,384
1/30/2001	22,116,924
9/21/2001	15,685,356
12/31/2001	18,731,955
1/4/2002	19,130,553
10/9/2002	12,823,508
12/31/2002	14,593,631
3/11/2003	13,325,833
12/31/2003	18,777,238
8/12/2004	18,124,599
12/30/2004	20,815,662
12/31/2004	20,819,110
4/20/2005	19,628,447
12/14/2005	22,239,332
12/31/2005	21,840,638
6/13/2006	21,583,322
12/15/2006	25,408,641
12/31/2006	25,287,374
3/5/2007	24,583,839
10/9/2007	28,289,193
12/31/2007	26,675,637
11/20/2008	13,917,931
12/31/2008	16,808,104
[end mountain chart]

Year ended
December 31	1934	1935	1936		1937	1938	1939	1940	1941

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	—	—	$0.4		1.0	0.2	0.5	0.9	1.3
Value at year-end	$11.8	21.6	31.6		19.4	24.8	25.0	24.4	22.6
Dividends in cash	—	—	$0.4		1.0	0.2	0.5	0.8	1.1
Value at year-end	$11.8	21.6	31.0		18.3	23.2	22.9	21.5	18.8

Annual percentage returns assuming dividends reinvested
Income return	0.0%	0.0	1.8		3.2	0.9	2.2	3.6	5.2
Capital return	18.2%	83.1	44.0		(41.7)	26.7	(1.4)	(6.0)	(12.6)

ICA total return	18.2%	83.1	45.8		(38.5)	27.6	0.8	(2.4)	(7.4)
Fund expenses[3]	0.94%	1.13	1.19		1.53	1.89	2.02	1.88	1.95

Year ended
December 31	1942	1943	1944		1945	1946	1947	1948	1949

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	1.2	1.1	1.2		1.2	1.8	2.4	2.7	2.7
Value at year-end	26.4	35.0	43.2		59.1	57.7	58.2	58.4	63.9
Dividends in cash	1.0	0.9	0.9		0.9	1.3	1.7	1.8	1.7
Value at year-end	20.9	26.9	32.1		42.9	40.7	39.3	37.7	39.4

Annual percentage returns assuming dividends reinvested
Income return	5.3	4.2	3.5		2.8	3.0	4.2	4.6	4.6
Capital return	11.5	28.6	19.8		34.0	(5.4)	(3.3)	(4.2)	4.8

ICA total return	16.8	32.8	23.3		36.8	(2.4)	0.9	0.4	9.4
Fund expenses[3]	2.13	1.72	1.45		1.06	0.98	1.10	1.08	0.96

Year ended
December 31	1950	1951	1952		1953	1954	1955	1956	1957

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	3.2	3.4	3.5		3.9	4.1	5.1	5.6	6.2
Value at year-end	76.6	90.3	101.3		101.7	158.9	199.2	220.6	194.4
Dividends in cash	1.9	2.0	2.0		2.1	2.1	2.6	2.7	3.0
Value at year-end	45.2	51.2	55.3		53.4	80.8	98.5	106.3	90.9

Annual percentage returns assuming dividends reinvested
Income return	4.9	4.4	3.9		3.9	4.0	3.2	2.8	2.8
Capital return	14.9	13.4	8.3		(3.5)	52.1	22.2	8.0	(14.7)

ICA total return	19.8	17.8	12.2		0.4	56.1	25.4	10.8	(11.9)
Fund expenses[3]	1.01	0.93	0.81		0.85	0.88	0.86	0.80	0.76

Year ended
December 31	1958	1959	1960		1961	1962	1963	1964	1965

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	6.5	7.0	8.1		8.4	9.1	9.6	10.7	12.1
Value at year-end	281.5	321.4	336.0		413.6	358.8	440.9	512.6	650.7
Dividends in cash	3.0	3.2	3.6		3.6	3.8	3.9	4.3	4.7
Value at year-end	128.0	142.9	145.6		175.4	148.2	177.8	202.3	251.6

Annual percentage returns assuming dividends reinvested
Income return	3.4	2.5	2.5		2.5	2.2	2.7	2.4	2.4
Capital return	41.4	11.7	2.0		20.6	(15.4)	20.2	13.9	24.5

ICA total return	44.8	14.2	4.5		23.1	(13.2)	22.9	16.3	26.9
Fund expenses[3]	0.68	0.64	0.62		0.59	0.61	0.59	0.58	0.57

Year ended
December 31	1966	1967	1968		1969	1970	1971	1972	1973

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	15.5	18.4	22.6		25.3	27.3	28.6	29.9	33.4
Value at year-end	657.1	846.9	990.6		884.8	908.0	1,062.7	1,231.1	1,024.1
Dividends in cash	5.9	6.9	8.3		9.0	9.4	9.6	9.7	10.6
Value at year-end	248.0	312.5	356.6		309.6	307.4	349.7	394.7	317.9

Annual percentage returns assuming dividends reinvested
Income return	2.4	2.8	2.7		2.6	3.1	3.1	2.8	2.7
Capital return	(1.4)	26.1	14.3		(13.3)	(0.5)	13.9	13.1	(19.5)

ICA total return	1.0	28.9	17.0		(10.7)	2.6	17.0	15.9	(16.8)
Fund expenses[3]	0.52	0.50	0.49		0.48	0.55	0.51	0.49	0.47

Year ended
December 31	1974	1975	1976		1977	1978	1979	1980	1981

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	52.2	49.8	46.4		49.8	56.0	70.0	91.3	115.9
Value at year-end	840.3	1,137.7	1,474.4		1,436.4	1,647.5	1,963.3	2,380.2	2,401.1
Dividends in cash	15.9	14.3	12.8		13.3	14.4	17.3	21.7	26.4
Value at year-end	245.5	317.7	398.1		374.3	414.4	475.7	552.2	530.9

Annual percentage returns assuming dividends reinvested
Income return	5.1	5.9	4.1		3.4	3.9	4.2	4.7	4.9
Capital return	(23.0)	29.5	25.5		(6.0)	10.8	15.0	16.5	(4.0)

ICA total return	(17.9)	35.4	29.6		(2.6)	14.7	19.2	21.2	0.9
Fund expenses[3]	0.49	0.48	0.46		0.49	0.49	0.47	0.46	0.45

Year ended
December 31	1982	1983	1984		1985	1986	1987	1988	1989

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	146.1	147.2	160.4		174.9	203.8	267.5	318.7	370.8
Value at year-end	3,212.0	3,859.7	4,117.2		5,491.9	6,685.7	7,049.2	7,989.3	10,338.6
Dividends in cash	31.6	30.3	31.7		33.2	37.3	47.5	54.4	60.7
Value at year-end	670.6	774.5	792.0		1,017.9	1,200.5	1,220.9	1,327.4	1,652.8

Annual percentage returns assuming dividends reinvested
Income return	6.1	4.6	4.2		4.2	3.7	4.0	4.5	4.6
Capital return	27.7	15.6	2.5		29.2	18.0	1.4	8.8	24.8

ICA total return	33.8	20.2	6.7		33.4	21.7	5.4	13.3	29.4
Fund expenses[3]	0.46	0.44	0.47		0.43	0.41	0.42	0.48	0.52

Year ended
December 31	1990	1991	1992		1993	1994	1995	1996	1997

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	406.3	320.4	357.8		374.4	407.2	450.1	480.1	510.3
Value at year-end	10,409.0	13,171.9	14,092.3		15,729.4	15,753.9	20,578.7	24,560.6	31,881.2
Dividends in cash	64.1	48.7	53.0		54.0	57.3	61.7	64.3	67.0
Value at year-end	1,598.8	1,969.9	2,052.2		2,234.2	2,180.6	2,779.7	3,247.9	4,142.7

Annual percentage returns assuming dividends reinvested
Income return	3.9	3.1	2.7		2.7	2.6	2.9	2.3	2.1
Capital return	(3.2)	23.4	4.3		8.9	(2.4)	27.7	17.0	27.7

ICA total return	0.7	26.5	7.0		11.6	0.2	30.6	19.3	29.8
Fund expenses[3]	0.55	0.59	0.58		0.59	0.60	0.60	0.59	0.56

Year ended
December 31	1998	1999	2000		2001	2002	2003	2004	2005

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	584.1	651.8	743.4		804.1	833.3	864.3	887.4	1,196.3
Value at year-end	39,193.5	45,682.2	47,435.2		45,258.6	38,709.1	48,891.6	53,674.5	57,361.4
Dividends in cash	75.4	82.8	93.0		99.0	100.7	102.2	103.0	136.3
Value at year-end	5,008.2	5,748.5	5,875.5		5,507.5	4,616.9	5,713.5	6,163.0	6,446.5

Annual percentage returns assuming dividends reinvested
Income return	1.8	1.7	1.6		1.7	1.8	2.2	1.8	2.2
Capital return	21.1	14.9	2.2		(6.3)	(16.3)	24.1	8.0	4.7

ICA total return	22.9	16.6	3.8		(4.6)	(14.5)	26.3	9.8	6.9
Fund expenses[3]	0.55	0.55	0.56		0.57	0.59	0.59	0.57	0.57

Year ended
December 31	2006	2007	2008

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	1,364.6	1,319.3	1,466.7
Value at year-end	66,504.4	70,456.8	45,983.8	[1]
Dividends in cash	152.1	144.0	156.9
Value at year-end	7,313.2	7,601.9	4,835.7	[2]

Annual percentage returns assuming dividends reinvested
Income return	2.4	2.0	2.1
Capital return	13.5	3.9	(36.8)

ICA total return	15.9	5.9	(34.7)
Fund expenses[3]	0.57	0.56	0.59
The results shown are before taxes on fund distributions and sale of fund shares.
The S&P 500 is unmanaged and does not reflect sales charges, commissions or expenses.

[1]Includes dividends of $16,669,041 and capital gain distributions of $32,095,643 reinvested in the years 1936 to 2008.
[2]Includes reinvested capital gain distributions of $4,317,598, but does not reflect income dividends of $2,310,305 taken in cash.

[3]Fund expense percentages do not reflect a fee waiver and are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.

[photo of the Statue of Liberty from the base looking upward]

ICA at 75:
Through the decades

The Investment Company of America has stewarded shareholders’ assets under a variety of conditions since it began 75 years ago. At that time, the economy was mired in the worst depression of the country’s history and investors were worried about uncertainty in the banking system, rising unemployment and uncertain prospects for growth. The economy today also faces difficult circumstances, but we can draw strength from ICA’s consistent record in navigating difficult times.

Much has changed in the intervening decades and yet, surprisingly, much has stayed the same. The years have brought challenge, joy, rewards and tragedy to the markets. Through it all, ICA has remained consistent in its investment philosophy, management style and long-term results. Two main points shine through the decades: an overarching belief in fundamental research as the basis for stock selection and a strong emphasis on the organizational effort versus the individual.

A history of research

ICA founder Jonathan Bell Lovelace, or JBL as he was known, was a pioneer in investment research as early as the 1920s. He was one of the first to pore over the financials and statistics of a company to find its true value — distinct from the value the market put on a stock. In fact, in a story about the formation of ICA, The New York Times reported that investments would be chosen “based upon the most comprehensive research examination and supervision ever undertaken in the United States.”

This practice was particularly useful in early 1929. At that time, JBL identified a large discrepancy between the market’s high stock prices and what he determined to be the actual worth of those companies; consequently, he exited the market before the crash. He went on to found Capital Research and Management Company in 1931, which became the investment adviser to ICA and ultimately all the American Funds. He took over control of The Investment Company of America in 1933, transforming it from an investment trust into a publicly owned mutual fund — one of the nation’s first.

[Begin Photo Caption]
[photo of Jonathan Bell Lovelace]
Jonathan Bell Lovelace (JBL) circa 1968.
[End Photo Caption]

[Begin Photo Caption]
[photo of a 1939 research report on General Electric]
From the 1920s, JBL was a pioneer in investment research, believing in rigorous analysis of a company’s financials as well as its management. This 1939 research report on General Electric included information from GE’s treasurer.
[End Photo Caption]

[Begin Photo Caption]
[photo of Jon Lovelace Jr.]
Jon Lovelace Jr. circa 1969.
[End Photo Caption]

[Begin Sidebar]
Fifty years of the multiple portfolio counselor system

ICA’s portfolio counselors manage the fund in portions, with each counselor having sole responsibility for a slice of the fund’s assets. Each one manages his or her portion independently, as if it were an entire fund, within the parameters of ICA’s overall objectives. Another portion of the fund is managed by investment analysts, who invest only in their area of coverage — they select companies in which they have the greatest conviction. The fund uses this unique strategy to blend cooperation with individual accountability. The basic concept is simple: The combined — yet independent — ideas of several experienced portfolio counselors and analysts are generally better than those of a team or one manager, no matter how brilliant. Portfolio counselors have the ability to pursue investment ideas and to act without having to gain consensus; this system differentiates American Funds.

No other fund company manages assets in quite the same way. How did the multiple portfolio counselor system develop?

Fifty years ago, ICA was growing larger and there was a disconnect between fund mandates and manager styles. The portfolio counselor for growth-oriented ICA was actually quite bearish and was positioning the fund to preserve capital, while a more bullish portfolio counselor for another fund in the American Funds family was positioning his fund for growth. The problem was that the stated objectives of the two funds were just the opposite.

In 1958, JBL’s son, Jon Lovelace Jr., also a portfolio counselor, had an idea about how to alleviate the problem. He proposed that instead of switching portfolio counselors, it might be better to separate the funds into parts, with a few portfolio counselors managing a portion of each. This came to be called the multiple portfolio counselor system. This allowed a natural realignment of both funds with their core objectives. Shortly after the system was implemented, it was expanded to include an additional slice of the fund for investment analysts to manage.

The multiple portfolio counselor system gives the fund’s portfolio counselors the freedom to make independent decisions and capitalize on their strongest investment convictions.

It brings together the wisdom of many points of view. It was a successful solution for the challenges 50 years ago and continues to provide advantages today.

At right, we show ICA’s portfolio counselors and their years of investment experience with American Funds and its affiliates.*

Our organization manages equity assets through separate divisions that make independent investment decisions.

*As of December 31, 2008.
†As of January 1, 2009, Darcy Kopcho became a portfolio counselor for an affiliate of Capital Research and Management Company (the investment adviser to the American Funds) and is no longer a portfolio counselor for ICA.

[Begin Photo Caption]
[photo of R. Michael Shanahan]
R. Michael Shanahan
43 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Joyce E. Gordon]
Joyce E. Gordon
28 years
[End Photo Caption]

[Begin Photo Caption]
[photo of James B. Lovelace]
James B. Lovelace
26 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Donald D. O’Neal]
Donald D. O’Neal
23 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Darcy B. Kopcho]
Darcy B. Kopcho†
20 years
[End Photo Caption]

[Begin Photo Caption]
[photo of C. Ross Sappenfield]
C. Ross Sappenfield
16 years
[End Photo Caption]
[End Sidebar]

[Begin Sidebar]
1960 ICA annual report

“A mutual fund is by its very nature a long-term investment, and I believe one can fairly say that over the long term, the results of an investment in ICA have been rewarding. The progress is not one of uninterrupted increases. There were various times when the value of shares declined just as there were times in the last year when the value of the shares declined. We know there will be other years of market declines in the future as well as years of rising stock markets, just as there have been in the past. We face with confidence the challenges they present.”
[End Sidebar]

Early on, JBL established core principles for researching companies, tenets that ICA investment analysts still follow today. He would buy stock in companies whose prospects looked attractive only when it was at the right price. Most importantly, he required honesty and integrity in all matters. In 75 years, very little of that philosophy has changed.

“In the current environment, and in all environments, we remain focused on basic financial analysis,” says current ICA president and portfolio counselor Jim Lovelace, JBL’s grandson. “That includes a deep analysis of balance sheets, assessing the quality of a company’s assets, understanding the term structure of debt and valuing cash flows.”

Another of JBL’s tenets was that company managements were important. “The only difference between Chrysler Corporation and its predecessor [struggling Maxwell Motor Company] was Walter Chrysler,” he often said to illustrate his belief that the quality of leadership ultimately affected share price. JBL took the time to travel, often by train, to meet with managements. He encouraged analysts to go to great lengths to understand leaders’ capabilities and vision.

This research-based approach to investing, which is interwoven into the culture of Capital, has helped ICA avoid being caught up in the consensus view of any particular period. In the late 1940s, for example, after World War II, some were predicting the economy would return to a depression, but JBL believed that the lifting of government price, wage and profit controls could benefit some companies’ stock prices and the market could rally. Not one to follow the crowd, he and his colleagues meticulously combed through the financials of companies looking for those that might thrive in the next phase of the stock market — just as the investment professionals of ICA continue to do now. While other investment management companies recently relied on leverage, computer-based models or momentum during the boom times, American Funds did not follow those trends.

“Now, companies that have the ability to do fundamental research will have a sustainable advantage,” says portfolio counselor Don O’Neal, who has been with American Funds for 23 years. “This year, the market punished all stocks fairly indiscriminately — there was no place to hide. But on a long-term basis, we have an extensive network of people with years of experience, and more importantly, we know how to apply that experience and judgment to our fundamental analysis.”

Gathering information is an essential part of investing at Capital, and our investment analysts today — as in the early years — use some less-traditional methods of finding data when more obvious methods may not offer new insights. Analysts in the 1940s counted rail cars to gauge commerce levels. This year, several analysts spent time counting ships coming into harbors. They talked to dockworkers to find comparisons: “Is there more traffic now than a few months ago?” “Is business picking up?” It’s anecdotal evidence, but with enough firsthand anecdotes, it can add up to valuable information that could provide early clues as to when the financial system will start to function again.

[Begin Sidebar]
1997 ICA annual report

“A word of caution is in order, lest recent results lift expectations too high. Memories can be far too short. We believe the fund gains considerable value from the fact that most of its portfolio counselors have been active long enough to have experienced difficult periods firsthand.”
[End Sidebar]

[Begin Sidebar]
1993 ICA annual report

“The story of ICA is one of small advantages that have been magnified by time into large ones. It is not a story of periodically spectacular gains followed by large losses, or of dramatically doing better in either up or down markets. It is a story instead of the cumulative effect that seemingly small incremental gains can have over the long run.”
[End Sidebar]

[Begin Photo Caption]
[photo of an early research report]
In 1935, IBM received a government contract to maintain employment records for 26 million people in the new Social Security system. At the time, JBL considered an investment in IBM “too speculative” — a decision that, later, he humbly admitted was a mistake. (Pictured above is an early research report.)
[End Photo Caption]

“We still have a dedication to JBL’s philosophy,” says portfolio counselor Joyce Gordon, an investment professional with American Funds for 28 years. “An emphasis on the details is just as important now as it was when ICA started. For example, with credit so critical at the moment, we are scouring the financials to determine the terms and structure of a company’s debt. Will it have to refinance, and at what interest rate? What then would that do to profitability?”

Portfolio counselor Darcy Kopcho, who had been with American Funds for 20 years, is investigating why some companies prosper while others sink. “Fundamental analysis is more important than ever at this point. That is our job, to get back to the basics,” she says. Darcy is now a portfolio counselor at an affiliate of Capital Research and Management Company (the investment adviser to the American Funds). “Some things have changed, but the key lesson is to keep thinking about the overall picture — to understand the mechanics of why some companies do well in difficult markets, and to identify those most likely to succeed.”

Secular bear markets

Secular bear periods are marked by a prolonged downturn, albeit with rallies interspersed. Unlike cyclical bear markets, which can be as brief as a few months, a secular bear market can last 10 years or more and tends to produce overall stock market returns below historical averages. In the 75-year history of ICA, there have been three secular bear markets: the Great Depression (September 1929 through April 1942), the 1970s (February 1966 through August 1982), and now — some market watchers say we have been in a secular bear since the Internet bubble burst (March 2000 through December 2008). The good news is that despite the overall malaise of past secular bear markets, ICA’s attention to detail and risk have resulted in greater returns over time for shareholders. (See charts on page 13 for more detail.)

The secular bear during the Great Depression era was fueled by widespread bank failures, plunging stock prices, an unemployment rate of nearly 25%, a surge in bankruptcies and low consumer confidence. It was during these bleak days that JBL and a handful of investment analysts created the investment disciplines that were to last decades. The solid results they achieved over time came from investing in companies that they believed combined good value and good growth potential, and buying them at attractive stock prices.

“Even during the bleakest days of those markets, ICA analysts worked diligently to uncover good stocks at reasonable prices relative to their companies’ prospects,” says Mike Shanahan, who has been with American Funds since 1965 and has invested through secular bears, recessions and several periods of prosperity. “That’s why I’m still here, to help the other portfolio counselors deal with the tough times. I don’t tell them what to do — I tell them what it was like to live through it and the lessons I learned.”

[Begin Sidebar]
Secular bear markets

ICA’s record through secular bear markets speaks to the diligence and hard work of the fund’s investment professionals. As shown in the charts on the right, in each of the three secular bear markets — the Great Depression period, the 1970s, and the current period since the Internet bubble burst in March 2000 — ICA has produced greater returns than the unmanaged Standard & Poor’s 500 Composite Index.

For the difficult 10-year period ended December 31, 2008, the S&P 500 recorded a 1.4% loss — its first-ever calendar 10-year loss since ICA’s inception — while ICA gained 1.6% at net asset value. Over longer time periods, the difference is even more stark (though there have been periods when the fund has lagged the index).

We invite you to flip to the mountain chart on page 4 to see the advantage of a few percentage points compounded over 75 years: A $10,000 hypothetical investment made on January 1, 1934, in ICA (with dividends reinvested) and held through December 2008 would have grown to $45,983,835 (11.9% annualized) — more than double the $16,808,104 (10.4% annualized) from a similar investment in the S&P 500.

“The difference shows the power of a 1.5% advantage compounding over 75 years. Over long periods of time, incremental gains can grow very large,” says ICA president and portfolio counselor Jim Lovelace. “ICA has not beaten the market each and every year, but looking at the results from a long-term perspective, we can see where the value of our fundamental research has come through.”

The results shown are before taxes on fund distributions and sale of fund shares.

The S&P 500 is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

*Date fund began operations.

A $10,000 hypothetical investment in ICA and the S&P 500

Fund results shown are for Class A shares and reflect deduction of the maximum 5.75% sales charge. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

For the period 1/1/34* to 4/28/42 (plotted monthly; distributions reinvested)

[begin line chart]
Date	ICA	S&P

1/1/1934	$10,000	$10,000
1/31/1934	$11,457	$11,096
2/28/1934	$11,457	$10,725
3/31/1934	$11,457	$10,751
4/30/1934	$12,022	$10,498
5/31/1934	$12,022	$9,682
6/30/1934	$12,022	$9,920
7/31/1934	$10,952	$8,815
8/31/1934	$10,952	$9,329
9/30/1934	$10,952	$9,316
10/31/1934	$9,735	$9,060
11/30/1934	$9,735	$9,851
12/31/1934	$11,822	$9,851
1/31/1935	$11,713	$9,475
2/28/1935	$11,513	$9,138
3/31/1935	$11,513	$8,894
4/30/1935	$12,109	$9,780
5/31/1935	$12,535	$10,131
6/30/1935	$12,535	$10,854
7/31/1935	$14,804	$11,794
8/31/1935	$14,804	$12,089
9/30/1935	$16,096	$12,416
10/31/1935	$16,096	$13,402
11/30/1935	$16,096	$13,983
12/31/1935	$21,643	$14,555
1/31/1936	$23,217	$15,523
2/29/1936	$23,978	$15,798
3/31/1936	$24,213	$16,214
4/30/1936	$21,738	$15,022
5/31/1936	$21,738	$15,768
6/30/1936	$23,252	$16,308
7/31/1936	$25,636	$17,509
8/31/1936	$25,636	$17,756
9/30/1936	$26,877	$17,871
10/31/1936	$26,877	$19,311
11/30/1936	$26,877	$19,490
12/31/1936	$31,560	$19,479
1/31/1937	$31,560	$20,242
2/28/1937	$31,560	$20,564
3/31/1937	$34,870	$20,397
4/30/1937	$34,870	$18,800
5/31/1937	$34,870	$18,705
6/30/1937	$29,774	$17,815
7/31/1937	$29,774	$19,708
8/31/1937	$29,774	$18,683
9/30/1937	$25,752	$16,093
10/31/1937	$25,752	$14,573
11/30/1937	$25,752	$13,217
12/31/1937	$19,424	$12,670
1/31/1938	$19,369	$12,858
2/28/1938	$20,831	$13,660
3/31/1938	$16,450	$10,259
4/30/1938	$18,106	$11,796
5/31/1938	$16,450	$11,362
6/30/1938	$20,848	$14,259
7/31/1938	$22,074	$15,332
8/31/1938	$20,389	$14,949
9/30/1938	$21,547	$15,209
10/31/1938	$23,905	$16,427
11/30/1938	$23,231	$15,940
12/31/1938	$24,776	$16,604
1/31/1939	$22,766	$15,485
2/28/1939	$24,012	$16,014
3/31/1939	$19,828	$13,870
4/30/1939	$19,828	$13,891
5/31/1939	$21,761	$14,854
6/30/1939	$20,138	$14,005
7/31/1939	$23,214	$15,578
8/31/1939	$20,925	$14,517
9/30/1939	$25,118	$16,958
10/31/1939	$25,559	$16,802
11/30/1939	$24,100	$16,068
12/31/1939	$24,986	$16,542
1/31/1940	$23,820	$15,991
2/29/1940	$24,502	$16,128
3/31/1940	$24,948	$16,318
4/30/1940	$25,626	$16,349
5/31/1940	$19,418	$12,545
6/30/1940	$20,380	$13,618
7/31/1940	$21,732	$14,105
8/31/1940	$21,669	$14,539
9/30/1940	$23,081	$14,741
10/31/1940	$24,712	$15,419
11/30/1940	$23,935	$14,862
12/31/1940	$24,384	$14,918
1/31/1941	$21,472	$14,237
2/28/1941	$21,275	$14,062
3/31/1941	$23,584	$14,157
4/30/1941	$20,774	$13,356
5/31/1941	$20,787	$13,538
6/30/1941	$23,544	$14,387
7/31/1941	$25,435	$15,249
8/31/1941	$25,043	$15,190
9/30/1941	$24,665	$15,116
10/31/1941	$24,144	$14,188
11/30/1941	$24,048	$13,700
12/31/1941	$22,590	$13,193
1/31/1942	$23,230	$13,406
2/28/1942	$22,882	$13,101
3/31/1942	$22,173	$12,247
4/28/1942	$20,675	$11,422

	9.12%	1.61%
[end line chart]

For the period 2/9/66 to 8/12/82 (plotted monthly; distributions reinvested)

[begin line chart]
Date	ICA	S&P

2/9/1966	$10,000	$10,000
2/28/1966	$9,377	$9,722
3/31/1966	$9,240	$9,534
4/30/1966	$9,473	$9,755
5/31/1966	$8,960	$9,252
6/30/1966	$8,987	$9,128
7/31/1966	$8,822	$9,030
8/31/1966	$8,025	$8,353
9/30/1966	$7,976	$8,319
10/31/1966	$8,232	$8,744
11/30/1966	$8,757	$8,800
12/31/1966	$8,913	$8,815
1/31/1967	$9,694	$9,530
2/28/1967	$9,701	$9,575
3/31/1967	$10,124	$9,979
4/30/1967	$10,424	$10,426
5/31/1967	$10,351	$9,906
6/30/1967	$10,688	$10,106
7/31/1967	$11,278	$10,590
8/31/1967	$11,226	$10,493
9/30/1967	$11,462	$10,863
10/31/1967	$11,025	$10,577
11/30/1967	$11,099	$10,618
12/31/1967	$11,488	$10,927
1/31/1968	$11,056	$10,476
2/29/1968	$10,656	$10,176
3/31/1968	$10,821	$10,300
4/30/1968	$11,788	$11,173
5/31/1968	$12,210	$11,326
6/30/1968	$12,332	$11,458
7/31/1968	$12,055	$11,275
8/31/1968	$12,226	$11,433
9/30/1968	$12,896	$11,903
10/31/1968	$13,167	$12,021
11/30/1968	$13,783	$12,629
12/31/1968	$13,437	$12,136
1/31/1969	$13,495	$12,067
2/28/1969	$12,767	$11,525
3/31/1969	$13,068	$11,952
4/30/1969	$13,272	$12,239
5/31/1969	$13,254	$12,243
6/30/1969	$12,331	$11,593
7/31/1969	$11,760	$10,926
8/31/1969	$12,180	$11,395
9/30/1969	$12,001	$11,140
10/31/1969	$12,539	$11,666
11/30/1969	$12,180	$11,288
12/31/1969	$12,002	$11,112
1/31/1970	$11,030	$10,293
2/28/1970	$11,829	$10,867
3/31/1970	$11,826	$10,914
4/30/1970	$10,712	$9,960
5/31/1970	$10,060	$9,384
6/30/1970	$9,675	$8,947
7/31/1970	$10,410	$9,634
8/31/1970	$10,971	$10,095
9/30/1970	$11,388	$10,460
10/31/1970	$11,115	$10,374
11/30/1970	$11,524	$10,899
12/31/1970	$12,317	$11,550
1/31/1971	$12,857	$12,049
2/28/1971	$12,975	$12,190
3/31/1971	$13,536	$12,670
4/30/1971	$14,032	$13,162
5/31/1971	$13,576	$12,648
6/30/1971	$13,657	$12,690
7/31/1971	$13,258	$12,199
8/31/1971	$13,906	$12,672
9/30/1971	$13,816	$12,616
10/31/1971	$13,224	$12,122
11/30/1971	$13,084	$12,125
12/31/1971	$14,414	$13,202
1/31/1972	$14,806	$13,474
2/29/1972	$15,166	$13,847
3/31/1972	$15,269	$13,961
4/30/1972	$15,404	$14,056
5/31/1972	$15,591	$14,333
6/30/1972	$15,091	$14,054
7/31/1972	$15,008	$14,121
8/31/1972	$15,697	$14,642
9/30/1972	$15,469	$14,605
10/31/1972	$15,595	$14,778
11/30/1972	$16,509	$15,489
12/31/1972	$16,699	$15,710
1/31/1973	$16,012	$15,475
2/28/1973	$15,194	$14,930
3/31/1973	$15,034	$14,942
4/30/1973	$14,352	$14,370
5/31/1973	$13,856	$14,136
6/30/1973	$13,704	$14,080
7/31/1973	$14,645	$14,652
8/31/1973	$14,346	$14,153
9/30/1973	$15,366	$14,757
10/31/1973	$15,366	$14,781
11/30/1973	$13,606	$13,142
12/31/1973	$13,891	$13,402
1/31/1974	$13,995	$13,306
2/28/1974	$14,273	$13,296
3/31/1974	$13,841	$13,024
4/30/1974	$13,525	$12,557
5/31/1974	$13,092	$12,177
6/30/1974	$12,821	$12,039
7/31/1974	$12,278	$11,146
8/31/1974	$11,465	$10,183
9/30/1974	$10,389	$9,011
10/31/1974	$11,818	$10,525
11/30/1974	$11,473	$10,011
12/31/1974	$11,398	$9,855
1/31/1975	$12,666	$11,108
2/28/1975	$13,158	$11,817
3/31/1975	$13,736	$12,117
4/30/1975	$14,594	$12,734
5/31/1975	$15,192	$13,341
6/30/1975	$15,988	$13,978
7/31/1975	$15,024	$13,078
8/31/1975	$14,760	$12,848
9/30/1975	$14,344	$12,447
10/31/1975	$14,988	$13,261
11/30/1975	$15,442	$13,634
12/31/1975	$15,432	$13,524
1/31/1976	$17,427	$15,170
2/29/1976	$17,531	$15,042
3/31/1976	$18,036	$15,549
4/30/1976	$17,931	$15,428
5/31/1976	$17,905	$15,257
6/30/1976	$18,821	$15,933
7/31/1976	$18,650	$15,856
8/31/1976	$18,545	$15,827
9/30/1976	$19,136	$16,236
10/31/1976	$18,605	$15,934
11/30/1976	$18,791	$15,869
12/31/1976	$19,999	$16,760
1/31/1977	$19,141	$15,967
2/28/1977	$18,692	$15,676
3/31/1977	$18,568	$15,511
4/30/1977	$18,884	$15,576
5/31/1977	$18,733	$15,271
6/30/1977	$19,611	$16,025
7/31/1977	$19,306	$15,826
8/31/1977	$19,002	$15,554
9/30/1977	$18,991	$15,578
10/31/1977	$18,334	$14,971
11/30/1977	$19,256	$15,444
12/31/1977	$19,484	$15,560
1/31/1978	$18,346	$14,667
2/28/1978	$18,188	$14,369
3/31/1978	$19,096	$14,792
4/30/1978	$20,942	$16,127
5/31/1978	$21,712	$16,275
6/30/1978	$21,610	$16,051
7/31/1978	$23,441	$16,987
8/31/1978	$24,217	$17,498
9/30/1978	$23,720	$17,442
10/31/1978	$20,931	$15,921
11/30/1978	$21,890	$16,263
12/31/1978	$22,347	$16,582
1/31/1979	$23,190	$17,317
2/28/1979	$21,983	$16,761
3/31/1979	$23,523	$17,760
4/30/1979	$23,675	$17,872
5/31/1979	$23,188	$17,484
6/30/1979	$24,252	$18,245
7/31/1979	$24,774	$18,489
8/31/1979	$26,616	$19,556
9/30/1979	$26,674	$19,640
10/31/1979	$24,292	$18,383
11/30/1979	$25,715	$19,257
12/31/1979	$26,631	$19,668
1/31/1980	$28,355	$20,891
2/29/1980	$27,330	$20,889
3/31/1980	$24,898	$18,851
4/30/1980	$25,319	$19,723
5/31/1980	$26,743	$20,737
6/30/1980	$27,258	$21,394
7/31/1980	$29,578	$22,882
8/31/1980	$29,873	$23,114
9/30/1980	$30,458	$23,794
10/31/1980	$30,788	$24,275
11/30/1980	$32,636	$26,862
12/31/1980	$32,286	$26,051
1/31/1981	$31,323	$24,961
2/28/1981	$32,329	$25,395
3/31/1981	$33,805	$26,410
4/30/1981	$33,550	$25,900
5/31/1981	$34,240	$25,966
6/30/1981	$34,054	$25,803
7/31/1981	$33,503	$25,856
8/31/1981	$32,256	$24,363
9/30/1981	$31,237	$23,163
10/31/1981	$32,462	$24,413
11/30/1981	$33,168	$25,420
12/31/1981	$32,569	$24,769
1/31/1982	$32,502	$24,445
2/28/1982	$31,654	$23,079
3/31/1982	$31,900	$22,958
4/30/1982	$33,181	$23,996
5/31/1982	$32,396	$23,178
6/30/1982	$32,480	$22,830
7/31/1982	$32,062	$22,424
8/12/1982	$30,974	$21,446

	7.09%	4.73%
[end line chart]

For the period 3/24/00 to 12/31/08 (plotted monthly; distributions reinvested)

[begin line chart]
Date	ICA	S&P 500

3/24/2000	10,000	10,000
3/31/2000	9382	9,820
4/30/2000	9260	9,525
5/31/2000	9311	9,329
6/30/2000	9279	9,559
7/31/2000	9100	9,410
8/31/2000	9560	9,994
9/30/2000	9320	9,467
10/31/2000	9400	9,427
11/30/2000	9038	8,684
12/31/2000	9401	8,727
1/31/2001	9598	9,036
2/28/2001	9147	8,213
3/31/2001	8858	7,693
4/30/2001	9376	8,290
5/31/2001	9477	8,346
6/30/2001	9268	8,143
7/31/2001	9308	8,062
8/31/2001	8923	7,558
9/30/2001	8319	6,948
10/31/2001	8393	7,080
11/30/2001	8931	7,623
12/31/2001	8970	7,690
1/31/2002	8857	7,578
2/28/2002	8812	7,432
3/31/2002	9150	7,711
4/30/2002	8875	7,244
5/31/2002	8916	7,191
6/30/2002	8321	6,679
7/31/2002	7751	6,158
8/31/2002	7866	6,199
9/30/2002	7114	5,526
10/31/2002	7521	6,012
11/30/2002	7963	6,365
12/31/2002	7672	5,991
1/31/2003	7463	5,835
2/28/2003	7348	5,747
3/31/2003	7332	5,803
4/30/2003	7851	6,280
5/31/2003	8269	6,611
6/30/2003	8393	6,695
7/31/2003	8462	6,813
8/31/2003	8680	6,946
9/30/2003	8594	6,873
10/31/2003	9029	7,261
11/30/2003	9171	7,325
12/31/2003	9690	7,709
1/31/2004	9801	7,850
2/29/2004	9958	7,959
3/31/2004	9833	7,839
4/30/2004	9685	7,716
5/31/2004	9695	7,822
6/30/2004	9891	7,974
7/31/2004	9691	7,710
8/31/2004	9746	7,741
9/30/2004	9882	7,825
10/31/2004	9980	7,945
11/30/2004	10409	8,266
12/31/2004	10638	8,547
1/31/2005	10430	8,339
2/28/2005	10703	8,514
3/31/2005	10543	8,364
4/30/2005	10328	8,205
5/31/2005	10553	8,466
6/30/2005	10654	8,478
7/31/2005	11028	8,793
8/31/2005	11031	8,713
9/30/2005	11105	8,783
10/31/2005	10912	8,637
11/30/2005	11227	8,963
12/31/2005	11368	8,966
1/31/2006	11745	9,204
2/28/2006	11709	9,229
3/31/2006	11840	9,344
4/30/2006	12109	9,469
5/31/2006	11905	9,197
6/30/2006	12018	9,209
7/31/2006	12124	9,266
8/31/2006	12333	9,486
9/30/2006	12509	9,730
10/31/2006	12854	10,047
11/30/2006	13042	10,238
12/31/2006	13180	10,381
1/31/2007	13369	10,538
2/28/2007	13169	10,333
3/31/2007	13319	10,448
4/30/2007	13833	10,911
5/31/2007	14280	11,291
6/30/2007	14240	11,104
7/31/2007	13926	10,760
8/31/2007	14172	10,921
9/30/2007	14596	11,329
10/31/2007	14640	11,509
11/30/2007	14081	11,028
12/31/2007	13964	10,951
1/31/2008	13277	10,295
2/29/2008	12870	9,960
3/31/2008	12710	9,917
4/30/2008	13213	10,400
5/31/2008	13405	10,535
6/30/2008	12365	9,648
7/31/2008	12292	9,567
8/31/2008	12339	9,705
9/30/2008	11247	8,841
10/31/2008	9565	7,356
11/30/2008	8939	6,828
12/31/2008	9,113	6,900

	-1.05%	-4.14%
[end line chart]
[End Sidebar]

[Begin Sidebar]
1965 ICA annual report

“The investment of capital always presents problems. Investing is a science of probabilities, not of certainties. Hence there are rarely, if ever, any mathematically perfect solutions to the problems of investing. There are simply varying degrees of good and bad solutions. The good solutions can be highly profitable, and the poor ones can be expensive. … In the final analysis, the quality of a company is determined by the quality and growth of its earnings. Good companies, however, are not always good investments, and the key to investment problem-solving is the correct appraisal of the relationship between value and price. To forge this key, the men and women on our adviser’s staff work full time at gathering, sifting, and appraising information — and making judgments and decisions based upon it. … Investment problems are solved not by facts or machines or techniques, but by people.”
[End Sidebar]

[photo of a group of people looking at the Statue of Liberty]

Here is a synopsis of some significant lessons that Mike, Joyce and others have learned over the last 75 years:
•In a period of loss of confidence, eventually all sectors, companies and stocks get hit.
•The market is often irrational — on both the upside and downside.
•Don’t be tempted to follow the crowd and lose sight of your own investment parameters.
•Be careful of overly leveraged companies. Leverage seems fine until credit markets stop functioning effectively.
•Dividends matter. Dividends are the safest and most predictable part of total return.
•Don’t worry about missing the party. If stocks seem too expensive, wait.
•Above all: In the long run, the market tends to value stocks fairly, but in the short run, expect wide variation.

[Begin Sidebar]
On language

Most investment companies use the term “portfolio manager” but at American Funds, it is always “portfolio counselor.” This reflects former ICA President Jon Lovelace Jr.’s sensitivity to language and its effect on behavior. The difference in terminology is subtle, but meaningful. He believed that “manager” implied unfettered discretion while “counselor” acknowledged the role of advising and placing the shareholder first in investment decisions. Jon would discourage any talk of a portfolio counselor “owning a stock” — he would gently remind them that they “held stocks in their portfolios on behalf of the shareholders.”

Jon guided the careful terminology that remains part of our culture today. You will not see the word “performance” in any American Funds literature. Jon believed that “performance” implied a fleeting public display lacking substance and preferred the word “results,” which he said implied a beneficial and tangible effect. “A seal can put on a performance; we deliver results,” he was fond of saying. This care with language extends to all in the organization; in fact, American Funds has not “employees,” but “associates.”

[Begin Photo Caption]
[photo of associates in a meeting]
Meeting of investment associates, 1950s.
[End Photo Caption]
[End Sidebar]

Among the tough periods Mike has weathered was the secular bear market of the 1970s — an era troubled by “stagflation,” social unrest, the Vietnam War, the impeachment proceedings of a U.S. president and the shock of two energy crises. In October 1974, Standard & Poor’s 500 Composite Index had lost more than 48% from its high in January 1973. The mood was bleak. Jim Fullerton, former chairman of The Capital Group (parent company of Capital Research and Management Company), offered some perspective by harkening back to another tough time, April 1942. At that time, the S&P 500 was down 60% from its peak in March 1937, World War II was ravaging Europe and the Pacific, and it looked like it couldn’t get any worse. That proved later to be the bottom of that market cycle.

“Courage! We have been here before. Bear markets have lasted this long before. Well-managed mutual funds have gone down this much before. And shareholders in those funds and we, the industry, have survived and prospered,” Fullerton said in 1974. “Each economic, market and financial crisis is different from previous ones. But in their very difference, there is commonality. Namely, each crisis is characterized by its own new set of nonrecurring factors, its own set of apparently insoluble problems, and its own set of apparently logical reasons for well-founded pessimism about the future.”

Fullerton went on to say that “a simple return to reality” turned the market around in April 1942: a recognition that despite the gloomy outlook, solid U.S. corporations would survive. It goes back to Jonathan Bell Lovelace’s principle of studying the true value of companies: The reality was that those companies indeed were more valuable than their stock prices indicated. That knowledge later benefited ICA and its shareholders.

Core values

ICA has weathered the decades through its adherence to its fundamental beliefs. The fund has emphasized investing in strong and growing businesses and pursued a basic investment philosophy of focusing on value. It has been willing to invest in bonds or cash equivalents when stock prices seemed too high. For 50 years, it has used a distinctive method for managing shareholders’ assets, known as the multiple portfolio counselor system. (See the sidebar on page 10 for the system’s history.) Above all, it follows in the footsteps of JBL’s steady leadership pursuing honesty and integrity in all matters. “Patient and selective investing over time, keeping the shareholders first in our minds, and doing the quantitative research necessary to find good companies at the right price. These fundamentals have helped ICA for decades,” says portfolio counselor Ross Sappenfield, who has been with American Funds for 16 years.

The tumult of 2008, as unexpected and severe as it has been, would not have shocked JBL. “The stock market is a business, not a gamble,” he was quoted as saying in the late 1920s. “Business progresses not in an even, orderly fashion, but by a series of booms and depressions. Depressions pave the way for business revivals, revivals develop into booms, booms breed crises, and crises run out into depressions. We have been proceeding in this manner for generations and there is no reason to believe we will ever do otherwise.” ■

Summary investment portfolio, December 31, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification (percent of net assets)

Information technology	16.58%
Consumer staples	12.28
Health care	10.93
Industrials	9.49
Energy	8.57
Other industries	26.53
Convertible securities	.54
Bonds & notes	.03
Short-term securities & other assets less liabilities	15.05
[end pie chart]

Common stocks - 84.32%	Shares	Value (000)	Percent of net assets

Energy - 8.57%
Baker Hughes Inc.	10,275,000	$329,519	.62%
Chevron Corp.	13,572,278	1,003,942	1.89
ConocoPhillips	8,911,672	461,625	.87
Hess Corp.	6,341,300	340,147	.64
Royal Dutch Shell PLC, Class A (ADR)	15,065,000	797,541
Royal Dutch Shell PLC, Class B (1)	833,265	21,211
Royal Dutch Shell PLC, Class B (ADR)	2,665,498	137,087	1.80
Schlumberger Ltd.	18,424,999	779,930	1.47
Other securities		679,073	1.28
		4,550,075	8.57

Materials - 2.35%
Other securities		1,249,693	2.35

Industrials - 9.49%
Burlington Northern Santa Fe Corp.	4,705,200	356,231	.67
General Dynamics Corp.	6,745,800	388,491	.73
General Electric Co.	78,445,000	1,270,809	2.39
Lockheed Martin Corp.	3,965,000	333,377	.63
United Technologies Corp.	11,265,000	603,804	1.14
Other securities		2,088,837	3.93
		5,041,549	9.49

Consumer discretionary - 7.01%
Lowe's Companies, Inc.	32,784,900	705,531	1.33
Target Corp.	20,470,300	706,839	1.33
Time Warner Inc.	60,342,000	607,041	1.14
Toyota Motor Corp. (1)	11,725,000	382,948	.72
Other securities		1,321,690	2.49
		3,724,049	7.01

Consumer staples - 12.28%
Altria Group, Inc.	29,463,800	443,725	.84
Molson Coors Brewing Co., Class B	6,850,000	335,102	.63
PepsiCo, Inc.	19,245,600	1,054,081	1.98
Philip Morris International Inc.	38,415,000	1,671,437	3.15
Procter & Gamble Co.	6,518,000	402,943	.76
Walgreen Co.	14,394,800	355,120	.67
Other securities		2,263,507	4.25
		6,525,915	12.28

Health care - 10.93%
Abbott Laboratories	9,888,200	527,733	.99
Bristol-Myers Squibb Co.	18,800,000	437,100	.82
Eli Lilly and Co.	10,055,000	404,915	.76
Merck & Co., Inc.	34,180,000	1,039,072	1.96
Pfizer Inc	24,945,000	441,776	.83
Roche Holding AG (1)	6,180,000	945,403	1.78
Schering-Plough Corp.	18,986,300	323,337	.61
Other securities		1,687,768	3.18
		5,807,104	10.93

Financials - 3.75%
Fannie Mae	26,105,938	19,840	.04
JPMorgan Chase & Co.	15,905,000	501,485	.95
Other securities		1,468,085	2.76
		1,989,410	3.75

Information technology - 16.58%
Automatic Data Processing, Inc.	10,858,043	427,155	.80
Cisco Systems, Inc. (2)	33,060,400	538,885	1.02
Google Inc., Class A (2)	1,677,480	516,077	.97
Hewlett-Packard Co.	18,000,000	653,220	1.23
Intel Corp.	41,615,000	610,076	1.15
International Business Machines Corp.	5,585,000	470,034	.88
Microsoft Corp.	76,753,100	1,492,080	2.81
Nokia Corp. (1)	15,500,000	240,892
Nokia Corp. (ADR)	5,652,400	88,177	.62
Oracle Corp. (2)	65,795,100	1,166,547	2.20
Taiwan Semiconductor Manufacturing Co. Ltd. (1)	296,290,470	406,322	.77
Texas Instruments Inc.	24,065,000	373,489	.70
Yahoo! Inc. (2)	34,932,100	426,172	.80
Other securities		1,396,938	2.63
		8,806,064	16.58

Telecommunication services - 6.62%
AT&T Inc.	53,212,200	1,516,548	2.86
France Télécom SA (1)	15,745,000	441,500	.83
Verizon Communications Inc.	31,999,659	1,084,788	2.04
Other securities		472,201	.89
		3,515,037	6.62

Utilities - 3.77%
Dominion Resources, Inc.	12,263,824	439,536	.83
Exelon Corp.	12,735,600	708,227	1.33
Other securities		852,875	1.61
		2,000,638	3.77

Miscellaneous - 2.97%
Other common stocks in initial period of acquisition		1,578,690	2.97

Total common stocks (cost: $49,190,623,000)		44,788,224	84.32

Preferred stocks - 0.06%

Financials - 0.06%
Other securities		$32,015	.06%

Miscellaneous - 0.00%
Other preferred stocks in initial period of acquisition		1,810	.00

Total preferred stocks (cost: $104,530,000)		33,825	.06

Warrants - 0.00%

Financials - 0.00%
Other securities		$-	.00%

Total warrants (cost: $11,770,000)		-	.00

Convertible securities - 0.54%	Shares

Other - 0.41%
Fannie Mae, Series 2004-1, 5.375% convertible preferred (1)	820	$451	.00%
Other securities		220,251	.41
		220,702	.41

Miscellaneous - 0.13%
Other convertible securities in initial period of acquisition		68,009	.13

Total convertible securities (cost: $912,108,000)		288,711	.54

Bonds & notes - 0.03%

Other - 0.03%
Other securities		$15,203	.03%

Total bonds & notes (cost: $15,461,000)		15,203	.03

Short-term securities - 15.00%	Principal amount (000)	Value (000)	Percent of net assets

AT&T Inc. 0.95% due 2/25/2009 (3)	$57,800	$57,779	.11%
Chevron Corp. 1.00% due 1/21/2009	30,000	29,980
Chevron Funding Corp. 0.62% due 1/2/2009	25,000	24,999	.10
Fannie Mae 0.08%-2.55% due 1/12-7/14/2009	962,074	960,846	1.81
Federal Home Loan Bank 0.10%-3.20% due 1/5-12/22/2009 (4)	2,020,542	2,018,330	3.80
Freddie Mac 0.24%-2.60% due 1/12-7/28/2009	1,773,506	1,770,729	3.33
General Electric Capital Corp., FDIC insured, 0.45% due 2/23/2009	66,400	66,380	.12
Hewlett-Packard Co. 0.30%-2.10% due 2/3-2/9/2009 (3)	82,000	81,925	.15
Jupiter Securitization Co., LLC 0.70% due 3/3/2009 (3)	76,700	76,521	.15
Merck & Co. Inc. 1.15% due 1/20-1/21/2009	55,000	54,963	.10
Procter & Gamble International Funding S.C.A. 0.15%-1.80% due 1/7-3/27/2009 (3)	217,500	217,354	.41
U.S. Treasury Bills 0.68%-1.945% due 1/2-2/26/2009	773,000	772,976	1.46
Other securities		1,832,868	3.46

Total short-term securities (cost: $7,957,881,000)		7,965,650	15.00

Total investment securities (cost: $58,192,373,000)		53,091,613	99.95
Other assets less liabilities		24,113	.05

Net assets		$53,115,726	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value $154,320,000, which represented .29% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2008, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 12/31/08 (000)
Limited Brands, Inc.	18,289,943	2,019,816	-	20,309,759	$10,974	$203,910
Textron Inc.	-	12,430,000	-	12,430,000	2,859	172,404
Countrywide Financial Corp. (5) (6)	12,650,000	17,350,000	30,000,000	-	3,975	-
Countrywide Financial Corp., Series A, 4.50% 2010 (6)	$910,000	$-	$910,000	$-	6	-
Countrywide Financial Corp., Series B, 5.80% 2012 (6)	$23,680,000	$-	$23,680,000	$-	128	-
					$17,942	$376,314

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $5,226,242,000, which represented 9.84% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,596,838,000, which represented 3.01% of the net assets of the fund.

(4) Coupon rate may change periodically.
(5)The holding was in its initial period of acquisition at 12/31/2007 and was not publicly disclosed.
(6)Unaffiliated issuer at 12/31/2008.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2008	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $57,702,566)	$52,715,299
Affiliated issuers (cost: $489,807)	376,314	$53,091,613
Cash denominated in currencies other than U.S. dollars (cost: $1)		1
Cash		295
Receivables for:
Sales of investments	126,940
Sales of fund's shares	93,781
Dividends and interest	144,727	365,448
		53,457,357
Liabilities:
Payables for:
Purchases of investments	166,523
Repurchases of fund's shares	141,274
Investment advisory services	9,700
Services provided by affiliates	19,085
Directors' and advisory board's deferred compensation	4,479
Other	570	341,631
Net assets at December 31, 2008		$53,115,726

Net assets consist of:
Capital paid in on shares of capital stock		$59,573,141
Undistributed net investment income		271,009
Accumulated net realized loss		(1,627,866)
Net unrealized depreciation		(5,100,558)
Net assets at December 31, 2008		$53,115,726

	(dollars and shares in thousands, except per-share amounts)

	Authorized shares of capital stock - $.001 par value	Net assets	Shares outstanding	Net asset value per share*
Class A
	2,500,000	$43,244,000	2,063,247	20.96
Class B	250,000	2,191,278	104,996	20.87
Class C	250,000	1,974,031	94,797	20.82
Class F-1	250,000	1,008,555	48,178	20.93
Class F-2	350,000	83,136	3,967	20.96
Class 529-A	325,000	898,008	42,896	20.93
Class 529-B	75,000	168,887	8,086	20.89
Class 529-C	150,000	249,321	11,933	20.89
Class 529-E	75,000	38,370	1,836	20.89
Class 529-F-1	75,000	14,616	699	20.92
Class R-1	75,000	44,678	2,141	20.87
Class R-2	100,000	467,546	22,392	20.88
Class R-3	300,000	567,707	27,140	20.92
Class R-4	75,000	304,290	14,539	20.93
Class R-5	150,000	1,861,303	88,827	20.95
Total	5,000,000	$53,115,726	2,535,674
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $22.24 and $22.21, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2008	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S.
taxes of $46,727; also includes
$17,808 from affiliates)	$1,781,810
Interest (net of non-U.S.
taxes of $1; also includes
$134 from affiliates)	280,264	$2,062,074

Fees and expenses*:
Investment advisory services	172,589
Distribution services	219,432
Transfer agent services	66,861
Administrative services	16,540
Reports to shareholders	5,389
Registration statement and prospectus	1,559
Postage, stationery and supplies	5,754
Directors' and advisory board's compensation	(629)
Auditing and legal	258
Custodian	1,885
State and local taxes	761
Other	249
Total fees and expenses before waiver	490,648
Less investment advisory services waiver	17,259
Total fees and expenses after waiver		473,389
Net investment income		1,588,685

Net realized loss and unrealized
depreciation on investments and currency:
Net realized loss on:
Investments (including $147,502 net loss from affiliates)	(1,619,156)
Currency transactions	(5,853)	(1,625,009)
Net unrealized depreciation on:
Investments	(29,848,748)
Currency translations	(135)	(29,848,883)
Net realized loss and
unrealized depreciation
on investments and currency		(31,473,892)
Net decrease in net assets resulting
from operations		$(29,885,207)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended December 31
	2008	2007
Operations:
Net investment income	$1,588,685	$1,802,655
Net realized (loss) gain on investments
and currency transactions	(1,625,009)	5,106,803
Net unrealized depreciation on investments
and currency translations	(29,848,883)	(1,688,969)
Net (decrease) increase in net assets resulting from operations	(29,885,207)	5,220,489

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,723,752)	(1,645,396)
Distributions from net realized gain on investments	-	(4,764,009)
Total dividends and distributions paid to shareholders	(1,723,752)	(6,409,405)

Net capital share transactions	(4,477,943)	1,337,443

Total (decrease) increase in net assets	(36,086,902)	148,527

Net assets:
Beginning of year	89,202,628	89,054,101
End of year (including undistributed net investment
income: $271,009 and $412,451, respectively)	$53,115,726	$89,202,628

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The fund offers 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency fluctuation and controls; different accounting, auditing, financial reporting and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

 3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state tax authorities for tax years before 2004.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2008, the fund reclassified $5,853,000 from undistributed net investment income to accumulated net realized loss and $522,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$289,123
Post-October currency loss deferrals (realized during the period November 1, 2008, through December 31, 2008)*	(737)
Capital loss carryforward expiring 2016†	(657,170)
Post-October capital loss deferrals (realized during the period November 1, 2008, through December 31, 2008)*	(687,649)
Gross unrealized appreciation on investment securities	7,570,208
Gross unrealized depreciation on investment securities	(12,965,690)
Net unrealized depreciation on investment securities	(5,395,482)
Cost of investment securities	58,487,095

*These deferrals are considered incurred in the subsequent year.
†The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2008			Year ended December 31, 2007
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$1,457,129	$-	$1,457,129	$1,422,554	$3,922,272	$5,344,826
Class B	53,327	-	53,327	47,870	221,887	269,757
Class C	45,028	-	45,028	37,353	183,234	220,587
Class F-1	33,642	-	33,642	30,879	87,716	118,595
Class F-2*	803	-	803	-	-	-
Class 529-A	27,448	-	27,448	22,603	69,337	91,940
Class 529-B	3,525	-	3,525	2,582	13,936	16,518
Class 529-C	5,170	-	5,170	3,644	19,888	23,532
Class 529-E	1,033	-	1,033	805	2,950	3,755
Class 529-F-1	469	-	469	336	984	1,320
Class R-1	992	-	992	617	3,281	3,898
Class R-2	9,472	-	9,472	7,147	36,974	44,121
Class R-3	17,275	-	17,275	15,301	54,847	70,148
Class R-4	9,247	-	9,247	6,957	21,999	28,956
Class R-5	59,192	-	59,192	46,748	124,704	171,452
Total	$1,723,752	$-	$1,723,752	$1,645,396	$4,764,009	$6,409,405

*Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of month-end net assets and decreasing to 0.219% on such assets in excess of $89 billion. CRMC waived a portion of its investment advisory services fee from September 1, 2004, through December 31, 2008. During the year ended December 31, 2008, total investment advisory services fees waived by CRMC were $17,259,000. As a result, the fee shown on the accompanying financial statements of $172,589,000, which was equivalent to an annualized rate of 0.234%, was reduced to $155,330,000, or 0.211% of average month-end net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes except Classes F-2 and R-5 may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2008, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$138,037	$63,424	Not applicable	Not applicable	Not applicable
Class B	32,289	3,437	Not applicable	Not applicable	Not applicable
Class C	27,507	Included in administrative services	$3,665	$481	Not applicable
Class F-1	3,415		1,621	154	Not applicable
Class F-2*	Not applicable		18	2	Not applicable
Class 529-A	2,399		1,026	146	$ 1,143
Class 529-B	2,216		199	56	222
Class 529-C	3,212		291	72	323
Class 529-E	243		44	6	49
Class 529-F-1	-		16	2	18
Class R-1	576		56	25	Not applicable
Class R-2	4,449		880	1,990	Not applicable
Class R-3	4,152		903	512	Not applicable
Class R-4	937		529	21	Not applicable
Class R-5	Not applicable		2,060	10	Not applicable
Total	$219,432	$66,861	$11,308	$3,477	$1,755
*Class F-2 was offered beginning August 1, 2008.

Directors’ and advisory board’s deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors and advisory board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ and advisory board’s compensation of $(629,000), shown on the accompanying financial statements, includes $1,018,000 in current fees (either paid in cash or deferred) and a net decrease of $1,647,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Warrants

As of December 31, 2008, the fund had warrants outstanding which may be exercised at any time for the purchase of 819,437 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2008, the net asset value of Class A shares would have been reduced by $0.01 per share.

6. Disclosure of fair value measurements

The fund adopted the Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, on January 1, 2008. FAS 157 requires the fund to classify its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2008 (dollars in thousands):

	Investment securities
Level 1 – Quoted prices	$39,808,434
Level 2 – Other significant observable inputs	13,282,728	(*)
Level 3 – Significant unobservable inputs	451
Total	$53,091,613

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the year ended December 31, 2008 (dollars in thousands):

Beginning value at 1/1/2008	$-
Net purchases	215,000
Net unrealized depreciation (†)	(215,000)
Net transfers into Level 3	451
Ending value at 12/31/2008	$451

Net unrealized depreciation during the period on Level 3 investment securities held at 12/31/2008 (†)	$(215,000)

(*)Includes certain securities trading primarily outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $5,071,496,000 of investment securities were classified as Level 2 instead of Level 1.

(†)Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2008
Class A	$4,959,770	190,181	$1,361,338	51,340	$(10,650,133)	(408,280)	$(4,329,025)	(166,759)
Class B	174,733	6,561	51,473	1,956	(792,349)	(29,644)	(566,143)	(21,127)
Class C	365,037	14,160	42,819	1,639	(654,285)	(25,145)	(246,429)	(9,346)
Class F-1	520,534	19,727	29,884	1,129	(565,214)	(22,575)	(14,796)	(1,719)
Class F-2†	99,882	4,697	696	33	(15,463)	(763)	85,115	3,967
Class 529-A	176,758	6,469	27,443	1,044	(119,106)	(4,460)	85,095	3,053
Class 529-B	20,173	737	3,525	136	(19,589)	(738)	4,109	135
Class 529-C	53,477	1,956	5,168	199	(42,855)	(1,611)	15,790	544
Class 529-E	8,178	302	1,033	39	(5,341)	(201)	3,870	140
Class 529-F-1	5,392	193	469	18	(2,199)	(84)	3,662	127
Class R-1	26,927	971	990	38	(18,795)	(732)	9,122	277
Class R-2	186,202	6,843	9,469	364	(162,465)	(5,943)	33,206	1,264
Class R-3	268,308	9,711	17,262	649	(403,488)	(14,597)	(117,918)	(4,237)
Class R-4	181,143	6,600	9,244	353	(139,977)	(5,160)	50,410	1,793
Class R-5	737,339	27,269	58,764	2,249	(290,114)	(10,712)	505,989	18,806
Total net increase
(decrease)	$7,783,853	296,377	$1,619,577	61,186	$(13,881,373)	(530,645)	$(4,477,943)	(173,082)

Year ended December 31, 2007
Class A	$4,871,575	139,663	$5,016,468	152,359	$(9,651,061)	(275,431)	$236,982	16,591
Class B	219,240	6,317	260,146	7,968	(511,605)	(14,672)	(32,219)	(387)
Class C	411,276	11,870	210,801	6,474	(512,774)	(14,763)	109,303	3,581
Class F-1	415,814	11,910	107,417	3,268	(536,777)	(15,273)	(13,546)	(95)
Class 529-A	224,065	6,441	91,930	2,799	(97,623)	(2,792)	218,372	6,448
Class 529-B	27,042	778	16,516	505	(16,070)	(461)	27,488	822
Class 529-C	70,845	2,038	23,529	720	(37,718)	(1,083)	56,656	1,675
Class 529-E	9,886	285	3,755	114	(4,771)	(137)	8,870	262
Class 529-F-1	7,055	203	1,320	41	(1,830)	(52)	6,545	192
Class R-1	22,228	640	3,895	120	(12,829)	(370)	13,294	390
Class R-2	214,688	6,182	44,084	1,350	(178,235)	(5,113)	80,537	2,419
Class R-3	325,007	9,352	70,083	2,138	(254,134)	(7,302)	140,956	4,188
Class R-4	184,808	5,296	28,946	882	(107,806)	(3,078)	105,948	3,100
Class R-5	544,356	15,474	170,684	5,183	(336,783)	(9,724)	378,257	10,933
Total net increase
(decrease)	$7,547,885	216,449	$6,049,574	183,921	$(12,260,016)	(350,251)	$1,337,443	50,119

*Includes exchanges between share classes of the fund.
† Class F-2 was offered beginning August 1, 2008.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $20,064,489,000 and $21,648,183,000, respectively, during the year ended December 31, 2008.

Financial highlights (1)

		(Loss) income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements /waivers	Ratio of expenses to average net assets after reimbursements /waivers (4)	Ratio of net income to average net assets (4)
Class A:
Year ended 12/31/2008	$32.95	$.63	$(11.94)	$(11.31)	$(.68)	$ -	$(.68)	$20.96	(34.74)%	$43,244.59%		.57%	2.25%
Year ended 12/31/2007	33.51	.72	1.24	1.96	(.66)	(1.86)	(2.52)	32.95	5.94	73,480.56		.54	2.05
Year ended 12/31/2006	31.36	.72	4.23	4.95	(.74)	(2.06)	(2.80)	33.51	15.94	74,181.57		.54	2.16
Year ended 12/31/2005	30.75	.64	1.46	2.10	(.68)	(.81)	(1.49)	31.36	6.87	66,959.57		.55	2.06
Year ended 12/31/2004	28.84	.60	2.19	2.79	(.52)	(.36)	(.88)	30.75	9.78	64,880.57		.57	2.06
Class B:
Year ended 12/31/2008	32.81	.41	(11.89)	(11.48)	(.46)	-	(.46)	20.87	(35.25)	2,191	1.36	1.34	1.48
Year ended 12/31/2007	33.37	.45	1.24	1.69	(.39)	(1.86)	(2.25)	32.81	5.15	4,138	1.33	1.31	1.28
Year ended 12/31/2006	31.24	.46	4.21	4.67	(.48)	(2.06)	(2.54)	33.37	15.04	4,222	1.34	1.32	1.38
Year ended 12/31/2005	30.64	.39	1.46	1.85	(.44)	(.81)	(1.25)	31.24	6.04	3,853	1.35	1.33	1.28
Year ended 12/31/2004	28.74	.38	2.17	2.55	(.29)	(.36)	(.65)	30.64	8.94	3,683	1.36	1.35	1.29
Class C:
Year ended 12/31/2008	32.74	.40	(11.86)	(11.46)	(.46)	-	(.46)	20.82	(35.29)	1,974	1.41	1.38	1.44
Year ended 12/31/2007	33.31	.43	1.23	1.66	(.37)	(1.86)	(2.23)	32.74	5.08	3,409	1.38	1.36	1.23
Year ended 12/31/2006	31.18	.44	4.21	4.65	(.46)	(2.06)	(2.52)	33.31	15.00	3,350	1.41	1.38	1.32
Year ended 12/31/2005	30.59	.37	1.45	1.82	(.42)	(.81)	(1.23)	31.18	5.96	2,929	1.42	1.40	1.21
Year ended 12/31/2004	28.70	.36	2.16	2.52	(.27)	(.36)	(.63)	30.59	8.85	2,691	1.43	1.43	1.22
Class F-1:
Year ended 12/31/2008	32.91	.62	(11.93)	(11.31)	(.67)	-	(.67)	20.93	(34.77)	1,009.62		.60	2.23
Year ended 12/31/2007	33.48	.70	1.24	1.94	(.65)	(1.86)	(2.51)	32.91	5.87	1,642.60		.58	2.01
Year ended 12/31/2006	31.32	.71	4.24	4.95	(.73)	(2.06)	(2.79)	33.48	15.95	1,673.60		.58	2.12
Year ended 12/31/2005	30.72	.62	1.45	2.07	(.66)	(.81)	(1.47)	31.32	6.77	1,336.64		.62	1.99
Year ended 12/31/2004	28.81	.58	2.18	2.76	(.49)	(.36)	(.85)	30.72	9.69	1,209.67		.67	1.99
Class F-2:
Period from 8/1/2008 to 12/31/2008	28.53	.26	(7.47)	(7.21)	(.36)	-	(.36)	20.96	(25.39)	83.17		.16	1.24
Class 529-A:
Year ended 12/31/2008	32.91	.60	(11.92)	(11.32)	(.66)	-	(.66)	20.93	(34.79)	898.67		.65	2.19
Year ended 12/31/2007	33.48	.68	1.24	1.92	(.63)	(1.86)	(2.49)	32.91	5.83	1,311.65		.63	1.95
Year ended 12/31/2006	31.33	.69	4.24	4.93	(.72)	(2.06)	(2.78)	33.48	15.87	1,118.64		.62	2.08
Year ended 12/31/2005	30.73	.61	1.45	2.06	(.65)	(.81)	(1.46)	31.33	6.74	835.67		.65	1.96
Year ended 12/31/2004	28.82	.59	2.17	2.76	(.49)	(.36)	(.85)	30.73	9.68	625.68		.68	2.00
Class 529-B:
Year ended 12/31/2008	32.83	.38	(11.88)	(11.50)	(.44)	-	(.44)	20.89	(35.29)	169	1.47	1.45	1.38
Year ended 12/31/2007	33.40	.40	1.24	1.64	(.35)	(1.86)	(2.21)	32.83	4.99	261	1.46	1.43	1.15
Year ended 12/31/2006	31.27	.42	4.21	4.63	(.44)	(2.06)	(2.50)	33.40	14.90	238	1.47	1.45	1.25
Year ended 12/31/2005	30.67	.35	1.45	1.80	(.39)	(.81)	(1.20)	31.27	5.87	191	1.51	1.49	1.12
Year ended 12/31/2004	28.78	.33	2.16	2.49	(.24)	(.36)	(.60)	30.67	8.69	155	1.56	1.55	1.12
Class 529-C:
Year ended 12/31/2008	32.84	.38	(11.89)	(11.51)	(.44)	-	(.44)	20.89	(35.31)	249	1.46	1.44	1.39
Year ended 12/31/2007	33.41	.40	1.24	1.64	(.35)	(1.86)	(2.21)	32.84	4.99	374	1.45	1.43	1.15
Year ended 12/31/2006	31.27	.42	4.23	4.65	(.45)	(2.06)	(2.51)	33.41	14.94	325	1.46	1.44	1.26
Year ended 12/31/2005	30.68	.35	1.45	1.80	(.40)	(.81)	(1.21)	31.27	5.85	247	1.50	1.48	1.13
Year ended 12/31/2004	28.78	.33	2.17	2.50	(.24)	(.36)	(.60)	30.68	8.74	188	1.55	1.54	1.13
Class 529-E:
Year ended 12/31/2008	32.85	.52	(11.90)	(11.38)	(.58)	-	(.58)	20.89	(34.98)	38.96		.94	1.90
Year ended 12/31/2007	33.42	.58	1.24	1.82	(.53)	(1.86)	(2.39)	32.85	5.52	56.95		.92	1.66
Year ended 12/31/2006	31.28	.59	4.23	4.82	(.62)	(2.06)	(2.68)	33.42	15.52	48.95		.92	1.78
Year ended 12/31/2005	30.68	.51	1.45	1.96	(.55)	(.81)	(1.36)	31.28	6.42	36.99		.96	1.65
Year ended 12/31/2004	28.78	.48	2.17	2.65	(.39)	(.36)	(.75)	30.68	9.29	27	1.03	1.02	1.65

Class 529-F-1:
Year ended 12/31/2008	$32.90	$.66	$(11.92)	$(11.26)	$(.72)	$ -	$(.72)	$20.92	(34.66)%	$15.46%		.44%	2.40%
Year ended 12/31/2007	33.47	.75	1.24	1.99	(.70)	(1.86)	(2.56)	32.90	6.05	19.45		.42	2.15
Year ended 12/31/2006	31.32	.76	4.23	4.99	(.78)	(2.06)	(2.84)	33.47	16.10	13.45		.42	2.27
Year ended 12/31/2005	30.71	.64	1.46	2.10	(.68)	(.81)	(1.49)	31.32	6.87	8.56		.54	2.07
Year ended 12/31/2004	28.81	.56	2.16	2.72	(.46)	(.36)	(.82)	30.71	9.55	5.78		.77	1.91
Class R-1:
Year ended 12/31/2008	32.81	.40	(11.88)	(11.48)	(.46)	-	(.46)	20.87	(35.25)	45	1.39	1.36	1.48
Year ended 12/31/2007	33.39	.42	1.23	1.65	(.37)	(1.86)	(2.23)	32.81	5.06	61	1.40	1.38	1.20
Year ended 12/31/2006	31.25	.44	4.22	4.66	(.46)	(2.06)	(2.52)	33.39	14.96	49	1.42	1.39	1.31
Year ended 12/31/2005	30.67	.38	1.44	1.82	(.43)	(.81)	(1.24)	31.25	5.93	29	1.42	1.40	1.22
Year ended 12/31/2004	28.77	.36	2.17	2.53	(.27)	(.36)	(.63)	30.67	8.84	23	1.47	1.46	1.21
Class R-2:
Year ended 12/31/2008	32.83	.38	(11.89)	(11.51)	(.44)	-	(.44)	20.88	(35.33)	468	1.48	1.46	1.37
Year ended 12/31/2007	33.40	.42	1.23	1.65	(.36)	(1.86)	(2.22)	32.83	5.04	694	1.44	1.39	1.19
Year ended 12/31/2006	31.26	.43	4.23	4.66	(.46)	(2.06)	(2.52)	33.40	14.99	625	1.50	1.39	1.31
Year ended 12/31/2005	30.67	.37	1.45	1.82	(.42)	(.81)	(1.23)	31.26	5.95	479	1.57	1.40	1.21
Year ended 12/31/2004	28.77	.37	2.17	2.54	(.28)	(.36)	(.64)	30.67	8.88	361	1.63	1.42	1.27
Class R-3:
Year ended 12/31/2008	32.88	.53	(11.90)	(11.37)	(.59)	-	(.59)	20.92	(34.94)	568.92		.90	1.91
Year ended 12/31/2007	33.45	.58	1.24	1.82	(.53)	(1.86)	(2.39)	32.88	5.52	1,032.94		.92	1.66
Year ended 12/31/2006	31.30	.59	4.24	4.83	(.62)	(2.06)	(2.68)	33.45	15.54	909.94		.92	1.78
Year ended 12/31/2005	30.71	.52	1.45	1.97	(.57)	(.81)	(1.38)	31.30	6.43	666.95		.93	1.68
Year ended 12/31/2004	28.80	.50	2.17	2.67	(.40)	(.36)	(.76)	30.71	9.34	493.99		.98	1.72
Class R-4:
Year ended 12/31/2008	32.90	.61	(11.91)	(11.30)	(.67)	-	(.67)	20.93	(34.78)	304.65		.62	2.21
Year ended 12/31/2007	33.48	.68	1.23	1.91	(.63)	(1.86)	(2.49)	32.90	5.85	419.65		.63	1.95
Year ended 12/31/2006	31.32	.69	4.24	4.93	(.71)	(2.06)	(2.77)	33.48	15.90	323.65		.62	2.07
Year ended 12/31/2005	30.72	.62	1.45	2.07	(.66)	(.81)	(1.47)	31.32	6.77	236.65		.63	1.99
Year ended 12/31/2004	28.82	.60	2.16	2.76	(.50)	(.36)	(.86)	30.72	9.67	119.67		.66	2.05
Class R-5:
Year ended 12/31/2008	32.95	.69	(11.94)	(11.25)	(.75)	-	(.75)	20.95	(34.60)	1,861.35		.33	2.52
Year ended 12/31/2007	33.51	.79	1.25	2.04	(.74)	(1.86)	(2.60)	32.95	6.18	2,307.35		.33	2.25
Year ended 12/31/2006	31.35	.79	4.24	5.03	(.81)	(2.06)	(2.87)	33.51	16.22	1,980.35		.33	2.37
Year ended 12/31/2005	30.75	.70	1.46	2.16	(.75)	(.81)	(1.56)	31.35	7.06	1,562.36		.34	2.28
Year ended 12/31/2004	28.84	.67	2.18	2.85	(.58)	(.36)	(.94)	30.75	10.02	1,408.36		.35	2.28

	Year ended December 31
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	31%	22%	20%	19%	19%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Investment Company of America:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 5, 2009

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008, through December 31, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2008	Ending account value 12/31/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$737.04	$2.53	.58%
Class A -- assumed 5% return	1,000.00	1,022.22	2.95	.58
Class B -- actual return	1,000.00	734.02	5.88	1.35
Class B -- assumed 5% return	1,000.00	1,018.35	6.85	1.35
Class C -- actual return	1,000.00	733.70	6.06	1.39
Class C -- assumed 5% return	1,000.00	1,018.15	7.05	1.39
Class F-1 -- actual return	1,000.00	736.65	2.66	.61
Class F-1 -- assumed 5% return	1,000.00	1,022.07	3.10	.61
Class F-2 -- actual return †	1,000.00	746.07	1.38	.38
Class F-2 -- assumed 5% return †	1,000.00	1,023.23	1.93	.38
Class 529-A -- actual return	1,000.00	736.51	2.84	.65
Class 529-A -- assumed 5% return	1,000.00	1,021.87	3.30	.65
Class 529-B -- actual return	1,000.00	733.91	6.36	1.46
Class 529-B -- assumed 5% return	1,000.00	1,017.80	7.41	1.46
Class 529-C -- actual return	1,000.00	733.66	6.32	1.45
Class 529-C -- assumed 5% return	1,000.00	1,017.85	7.35	1.45
Class 529-E -- actual return	1,000.00	735.35	4.10	.94
Class 529-E -- assumed 5% return	1,000.00	1,020.41	4.77	.94
Class 529-F-1 -- actual return	1,000.00	737.49	1.92	.44
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.92	2.24	.44
Class R-1 -- actual return	1,000.00	733.96	6.06	1.39
Class R-1 -- assumed 5% return	1,000.00	1,018.15	7.05	1.39
Class R-2 -- actual return	1,000.00	733.45	6.49	1.49
Class R-2 -- assumed 5% return	1,000.00	1,017.65	7.56	1.49
Class R-3 -- actual return	1,000.00	735.61	4.06	.93
Class R-3 -- assumed 5% return	1,000.00	1,020.46	4.72	.93
Class R-4 -- actual return	1,000.00	736.63	2.75	.63
Class R-4 -- assumed 5% return	1,000.00	1,021.97	3.20	.63
Class R-5 -- actual return	1,000.00	737.65	1.44	.33
Class R-5 -- assumed 5% return	1,000.00	1,023.48	1.68	.33

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from August 1, 2008 (the initial sale of the share class), through December 31, 2008, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 184 days.

Tax information
                                                                                                                          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2008:

Qualified dividend income	$1,582,440,000
Corporate dividends received deduction	$1,527,589,000
U.S. government income that may be exempt from state taxation	$80,500,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Board of directors, advisory board and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Louise H. Bryson, 64	1999	Chair of the Board of Trustees, J. Paul Getty Trust; President, Distribution, Lifetime Entertainment Network; General Manager, Lifetime Movie Network

Mary Anne Dolan, 61	2000	Founder and President, M.A.D., Ink. (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner

James G. Ellis, 62	2008	Dean and Professor of Marketing, University of Southern California

Martin Fenton, 73	2000	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)
Non-Executive)

Leonard R. Fuller, 62	2002	President and CEO, Fuller Consulting (financial management consulting firm)

Claudio X. Gonzalez Laporte, 74	2001	Chairman of the Board, Kimberly-Clark de México, S.A. (household products)

L. Daniel Jorndt, 67	2006	Retired; former Chairman of the Board and CEO, Walgreen Co. (drug store chain)

John G. McDonald, 71	1976	Stanford Investors Professor, Graduate School of Business, Stanford University

Bailey Morris-Eck, 64	1993
Director and Programming Chair, WYPR Baltimore/ Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics; former Senior Associate and head of the Global Policy Initiative, Reuters Foundation

Richard G. Newman, 74	1996	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Olin C. Robison, Ph.D., 72	1987
Fellow, The Oxford Centre for the Study of Christianity and Culture; Director, The Oxford Project on Religion and Public Policy; President Emeritus of the Salzburg Seminar; President Emeritus, Middlebury College

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Louise H. Bryson, 64	3	None

Mary Anne Dolan, 61	5	None

James G. Ellis, 62	13	None

Martin Fenton, 73	18	None
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 62	16	None

Claudio X. Gonzalez Laporte, 74	1
General Electric Company; Grupo Alfa, S.A. de C.V.; Grupo Carso, S.A. de C.V.; Grupo Financiero Inbursa; Grupo Industrial Saltillo, S.A. de C.V.; Grupo México, S.A. de C.V.; Grupo Televisa, S.A.B.; The Mexico Fund

L. Daniel Jorndt, 67	1	None

John G. McDonald, 71	9	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

Bailey Morris-Eck, 64	3	None

Richard G. Newman, 74	14	Sempra Energy; SouthWest Water Company

Olin C. Robison, Ph.D., 72	3	American Shared Hospital Services

William J. Spencer, a director of the fund from 1997 to 2006 and member of the advisory board since 2006, retired in December 2008. The directors and members of the advisory board thank Dr. Spencer for his dedication and service to the fund.

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]Directors and officers of the fund are elected on an annual basis.

[2]Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.
[6]James B. Lovelace is the son of Jon B. Lovelace, Jr.

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

R. Michael Shanahan, 70	1994	Director and Chairman Emeritus, Capital Research
Vice Chairman of the Board
and Management Company; Director, American Funds Distributors, Inc.;[5] Chairman of the Executive Committee, The Capital Group Companies, Inc.;[5] Chairman of the Board, Capital Management Services, Inc.;[5] Director, Capital Strategy Research, Inc.[5]

James B. Lovelace,[6] 52	1994	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Donald D. O’Neal, 48	1994	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios in
	fund complex[2]
Name, age and	overseen
position with fund	by director	Other directorships[3] held by director

R. Michael Shanahan, 70	2	None
Vice Chairman of the Board

James B. Lovelace,[6] 52	3	None
President

Donald D. O’Neal, 48	3	None
Senior Vice President

Chairman emeritus		Chairman Emeritus, Capital Research and
Jon B. Lovelace, Jr., 82		Management Company

Advisory board members

	Year first
	elected
	to advisory
Name and age	board	Principal occupation(s) during past five years

Thomas M. Crosby, Jr., 70	1995	Partner, Faegre & Benson (law firm)

Daniel R. Fung, 55	2008	Chairman of the Board, Des Voeux Chambers (law firm)

Ellen H. Goldberg, Ph.D., 63	1998	Consultant; Interim President, Santa Fe Institute (former President); Professor Emeritus, University of New Mexico

William H. Kling, 66	1985	President and CEO, American Public Media Group

John C. Mazziotta, M.D.,	2007	Chair, Department of Neurology, University of
Ph.D., 59		California at Los Angeles; Associate Director, Semel Institute, UCLA; Director, Brain Mapping Center, UCLA

Robert J. O’Neill, Ph.D., 72	1988
Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; Chairman, Academic Advisory Committee, United States Studies Centre, University of Sydney, Australia; Chairman of Directors, Forty Seven Friends Pty Ltd (a not-for-profit supporting a local art and craft centre in Australia); former Planning Director and acting CEO, United States Studies Centre, University of Sydney, Australia; former Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia; former Chairman of the Council, Australian Strategic Policy Institute; former Chichele Professor of the History of War and Fellow, All Souls College, University of Oxford; former Chairman of the Council, International Institute for Strategic Studies

Norman R. Weldon, Ph.D., 74	1977
Managing Director, Partisan Management Group, Inc. (venture capital investor in medical device companies); former Chairman of the Board, AtriCure, Inc.; former Chairman of the Board, Novoste Corporation

Advisory board members

	Number of
	portfolios
	in fund complex[2]
	overseen by
	advisory board
Name and age	member	Other directorships held[3]

Thomas M. Crosby, Jr., 70	0	None

Daniel R. Fung, 55	0	None

Ellen H. Goldberg, Ph.D., 63	0	None

William H. Kling, 66	7	Irwin Financial Corporation

John C. Mazziotta, M.D.,	0	None
Ph.D., 59

Robert J. O’Neill, Ph.D., 72	2	None

Norman R. Weldon, Ph.D., 74	0	None

Please see page 34 for footnotes.

Other officers[6]

	Year first
	elected an	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Paul G. Haaga, Jr., 60	2007	Vice Chairman of the Board, Capital Research and
Executive Vice President		Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company

Joyce E. Gordon, 52	1998	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company; Director, Capital Research and Management Company

Anne M. Llewellyn, 61	1984	Senior Vice President — Fund Business
Vice President		Management Group, Capital Research and Management Company

Paul F. Roye, 55	2008	Senior Vice President — Fund Business
Vice President		Management Group, Capital Research and Management Company; Director, American Funds Service Company;[5] former Director of Investment Management, United States Securities and Exchange Commission

Vincent P. Corti, 52	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Carmelo Spinella, 45	2006	Senior Vice President — Fund Business
Treasurer		Management Group, Capital Research and Management Company; Director, American Funds Service Company[5]

Raymond F. Sullivan, Jr., 51	2008	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Brian D. Bullard, 39	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company; former Chief Accountant — Division of Investment Management, United States Securities and Exchange Commission

R. Marcia Gould, 54	1993	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Please see page 34 for footnotes.

Result of meeting of shareholders held August 7, 2008

Shares outstanding (all classes) on record date (June 9, 2008)	2,666,831,574
Total shares voting on August 7, 2008	1,832,176,355	(69%)

Election of directors

		Percent of		Percent of
Director	Votes for	shares voting for	Votes witheld	shares withheld

Louise H. Bryson	1,802,002,907	98%	30,173,448	2%
Mary Anne Dolan	1,802,114,486	98	30,061,869	2
Martin Fenton	1,800,929,104	98	31,247,251	2
Leonard R. Fuller	1,801,992,346	98	30,184,009	2
Claudio X.
Gonzalez Laporte	1,784,307,634	97	47,868,721	3
L. Daniel Jorndt	1,802,322,383	98	29,853,972	2
James B. Lovelace	1,802,408,961	98	29,767,394	2
John G. McDonald	1,800,019,188	98	32,157,167	2
Bailey Morris-Eck	1,802,038,596	98	30,137,759	2
Richard G. Newman	1,800,748,045	98	31,428,310	2
Donald D. O’Neal	1,802,445,377	98	29,730,978	2
Olin C. Robison	1,800,727,093	98	31,449,262	2
R. Michael Shanahan	1,802,063,414	98	30,112,941	2

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete December 31, 2008, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 31 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
>The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-904-0209P

Litho in USA BBC/Q/8060-S16801

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. McDonald, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$102,000
2008	$109,000

b) Audit-Related Fees:
2007	None
2008	None

c) Tax Fees:
2007	$7,000
2008	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2007	None
2008	None

c) Tax Fees:
2007	$4,000
2008	$6,000
The tax fees consist of consulting services relating to the registrant’s investments.

d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $11,000 for fiscal year 2007 and $14,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

The Investment Company of America®
Investment portfolio

December 31, 2008

Common stocks — 84.32%	Shares	Value (000)

ENERGY — 8.57%
Baker Hughes Inc.	10,275,000	$329,519
Chevron Corp.	13,572,278	1,003,942
ConocoPhillips	8,911,672	461,625
Eni SpA[1]	4,225,000	100,364
Eni SpA (ADR)	520,000	24,866
Halliburton Co.	2,550,000	46,359
Hess Corp.	6,341,300	340,147
Marathon Oil Corp.	10,478,300	286,686
Royal Dutch Shell PLC, Class A (ADR)	15,065,000	797,541
Royal Dutch Shell PLC, Class B1	833,265	21,211
Royal Dutch Shell PLC, Class B (ADR)	2,665,498	137,087
Schlumberger Ltd.	18,424,999	779,930
TOTAL SA1	4,040,000	220,798
		4,550,075

MATERIALS — 2.35%
Air Products and Chemicals, Inc.	1,750,000	87,973
Alcoa Inc.	1,676,400	18,876
Barrick Gold Corp.	7,150,000	262,906
Dow Chemical Co.	4,450,000	67,150
MeadWestvaco Corp.	4,085,000	45,711
Monsanto Co.	3,081,000	216,748
Newmont Mining Corp.	4,790,000	194,953
Nucor Corp.	1,447,000	66,851
POSCO[1]	537,142	158,361
POSCO (ADR)	95,000	7,149
United States Steel Corp.	3,060,000	113,832
Weyerhaeuser Co.	300,000	9,183
		1,249,693

INDUSTRIALS — 9.49%
3M Co.	2,750,800	158,281
Boeing Co.	1,850,000	78,939
Burlington Northern Santa Fe Corp.	4,705,200	356,231
Cummins Inc.	3,000,000	80,190
Deere & Co.	6,050,000	231,836
FedEx Corp.	3,300,000	211,695
General Dynamics Corp.	6,745,800	388,491
General Electric Co.	78,445,000	1,270,809
Illinois Tool Works Inc.	6,400,000	224,320
Lockheed Martin Corp.	3,965,000	333,377
Mitsubishi Corp.[1]	1,065,000	14,918
Raytheon Co.	2,399,800	122,486
Siemens AG1	1,563,550	117,401
Southwest Airlines Co.	13,000,000	112,060
Textron Inc.[2]	12,430,000	172,404
Tyco International Ltd.	3,225,000	69,660
Union Pacific Corp.	3,655,200	174,719
United Parcel Service, Inc., Class B	5,800,000	319,928
United Technologies Corp.	11,265,000	603,804
		5,041,549

CONSUMER DISCRETIONARY — 7.01%
Best Buy Co., Inc.	6,472,300	181,936
Carnival Corp., units	9,450,000	229,824
Comcast Corp., Class A	5,000,000	84,400
Harley-Davidson, Inc.	4,575,000	77,638
Honda Motor Co., Ltd.[1]	3,465,000	74,981
Johnson Controls, Inc.	10,750,000	195,220
Limited Brands, Inc.[2]	20,309,759	203,910
Lowe’s Companies, Inc.	32,784,900	705,531
Mattel, Inc.	4,509,000	72,144
McDonald’s Corp.	2,250,000	139,927
Target Corp.	20,470,300	706,839
Time Warner Inc.	60,342,000	607,041
TJX Companies, Inc.	3,000,000	61,710
Toyota Motor Corp.[1]	11,725,000	382,948
		3,724,049

CONSUMER STAPLES — 12.28%
Altria Group, Inc.	29,463,800	443,725
Avon Products, Inc.	13,310,318	319,847
Coca-Cola Co.	5,365,000	242,874
ConAgra Foods, Inc.	5,521,100	91,098
General Mills, Inc.	1,960,000	119,070
H.J. Heinz Co.	2,750,000	103,400
Kellogg Co.	4,549,503	199,496
Kimberly-Clark Corp.	4,000,000	210,960
Kraft Foods Inc., Class A	9,644,168	258,946
Molson Coors Brewing Co., Class B	6,850,000	335,102
PepsiCo, Inc.	19,245,600	1,054,081
Philip Morris International Inc.	38,415,000	1,671,437
Procter & Gamble Co.	6,518,000	402,943
Reynolds American Inc.	2,666,666	107,493
Sara Lee Corp.	16,020,365	156,839
SYSCO Corp.	3,700,000	84,878
UST Inc.	2,000,000	138,760
Walgreen Co.	14,394,800	355,120
Wal-Mart Stores, Inc.	4,100,000	229,846
		6,525,915

HEALTH CARE — 10.93%
Abbott Laboratories	9,888,200	527,733
Aetna Inc.	5,000,000	142,500
Amgen Inc.[3]	1,840,792	106,306
AstraZeneca PLC (ADR)	2,534,500	103,991
AstraZeneca PLC (Sweden)[1]	3,709,500	146,792
AstraZeneca PLC (United Kingdom)[1]	1,435,000	58,809
Bristol-Myers Squibb Co.	18,800,000	437,100
Cardinal Health, Inc.	3,650,000	125,815
Eli Lilly and Co.	10,055,000	404,915
Johnson & Johnson	600,000	35,898
McKesson Corp.	2,500,000	96,825
Medtronic, Inc.	9,512,500	298,883
Merck & Co., Inc.	34,180,000	1,039,072
Novartis AG1	800,000	39,835
Novartis AG (ADR)	256,556	12,766
Pfizer Inc	24,945,000	441,776
Roche Holding AG1	6,180,000	945,403
Schering-Plough Corp.	18,986,300	323,337
UnitedHealth Group Inc.	11,605,200	308,698
WellPoint, Inc.[3]	5,000,000	210,650
		5,807,104

FINANCIALS — 3.75%
American International Group, Inc.	8,739,100	13,720
Banco Santander, SA1	18,920,000	183,053
Bank of America Corp.	12,000,000	168,960
Berkshire Hathaway Inc., Class A3	2,600	251,160
Capital One Financial Corp.	7,105,576	226,597
Citigroup Inc.	40,000,000	268,400
Fannie Mae	26,105,938	19,840
Hartford Financial Services Group, Inc.	1,003,440	16,476
HSBC Holdings PLC (ADR)	1,079,588	52,544
HSBC Holdings PLC (Hong Kong)[1]	10,620,000	101,952
HSBC Holdings PLC (United Kingdom)[1]	14,617,111	141,504
JPMorgan Chase & Co.	15,905,000	501,485
Lincoln National Corp.	1,003,400	18,904
Washington Mutual, Inc.[4]	1,142,858	25
Washington Mutual, Inc.[1,4]	24,571,428	—
XL Capital Ltd., Class A	6,700,000	24,790
		1,989,410

INFORMATION TECHNOLOGY — 16.58%
Analog Devices, Inc.	2,300,000	43,746
Applied Materials, Inc.	6,450,000	65,338
Automatic Data Processing, Inc.	10,858,043	427,155
Canon, Inc.[1]	770,000	24,118
Cisco Systems, Inc.[3]	33,060,400	538,885
Flextronics International Ltd.[3]	19,750,000	50,560
Google Inc., Class A3	1,677,480	516,077
Hewlett-Packard Co.	18,000,000	653,220
Intel Corp.	41,615,000	610,076
International Business Machines Corp.	5,585,000	470,034
KLA-Tencor Corp.	7,475,000	162,880
Linear Technology Corp.	7,600,000	168,112
Maxim Integrated Products, Inc.	13,195,000	150,687
Microsoft Corp.	76,753,100	1,492,080
Motorola, Inc.	14,320,800	63,441
Nokia Corp.[1]	15,500,000	240,892
Nokia Corp. (ADR)	5,652,400	88,177
Oracle Corp.[3]	65,795,100	1,166,547
QUALCOMM Inc.	2,785,000	99,787
Samsung Electronics Co., Ltd.[1]	684,000	247,890
SAP AG1	5,122,900	184,056
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	296,290,470	406,322
Texas Instruments Inc.	24,065,000	373,489
Xilinx, Inc.	7,650,000	136,323
Yahoo! Inc.[3]	34,932,100	426,172
		8,806,064

TELECOMMUNICATION SERVICES — 6.62%
AT&T Inc.	53,212,200	1,516,548
Deutsche Telekom AG1	5,750,000	87,580
France Télécom SA1	15,745,000	441,500
Qwest Communications International Inc.	73,780,000	268,559
Sprint Nextel Corp., Series 1[3]	63,422,000	116,062
Verizon Communications Inc.	31,999,659	1,084,788
		3,515,037

UTILITIES — 3.77%
Dominion Resources, Inc.	12,263,824	439,536
Exelon Corp.	12,735,600	708,227
FirstEnergy Corp.	2,188,500	106,317
FPL Group, Inc.	300,000	15,099
GDF Suez[1]	3,086,356	153,237
PPL Corp.	3,698,000	113,492
Public Service Enterprise Group Inc.	10,000,000	291,700
RWE AG1	1,920,000	173,030
		2,000,638

MISCELLANEOUS — 2.97%
Other common stocks in initial period of acquisition		1,578,690

Total common stocks (cost: $49,190,623,000)		44,788,224

Preferred stocks — 0.06%

FINANCIALS — 0.06%
Citigroup Inc., Series E, 8.40%[5]	41,000	27,123
XL Capital Ltd., Series E, 6.50%[5]	21,250	4,892
		32,015

MISCELLANEOUS — 0.00%
Other preferred stocks in initial period of acquisition		1,810

Total preferred stocks (cost: $104,530,000)		33,825

		Value
Warrants — 0.00%	Shares	(000)

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 2013[1,3,4]	3,071,428	$—

Total warrants (cost: $11,770,000)		—

	Shares or
Convertible securities — 0.54%	principal amount

CONSUMER DISCRETIONARY — 0.04%
Ford Motor Co. Capital Trust II 6.50% convertible preferred 2032	2,618,300	23,643

FINANCIALS — 0.29%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred[1,4]	5,250,000	154,295
Fannie Mae, Series 2004-1, 5.375% convertible preferred[1]	820	451
		154,746

TELECOMMUNICATION SERVICES — 0.08%
Qwest Communications International Inc. 3.50% convertible debenture 2025	$50,000,000	42,313

MISCELLANEOUS — 0.13%
Other convertible securities in initial period of acquisition		68,009

Total convertible securities (cost: $912,108,000)		288,711

	Principal amount
Bonds & notes — 0.03%	(000)

FINANCIALS — 0.01%
National City Corp. 5.80% 2017	$2,700	2,298
National City Corp. 6.875% 2019	6,100	4,900
		7,198

TELECOMMUNICATION SERVICES — 0.02%
Sprint Capital Corp. 8.375% 2012	10,000	8,005

Total bonds & notes (cost: $15,461,000)		15,203

Short-term securities — 15.00%

3M Co. 1.70% due 1/21/2009[6]	50,000	49,966
AT&T Inc. 0.95% due 2/25/2009[6]	57,800	57,779
CAFCO, LLC 3.05% due 1/7/2009[6]	35,000	34,980
Caterpillar Financial Services Corp. 0.35% due 3/2/2009	46,000	45,972
Chevron Corp. 1.00% due 1/21/2009	30,000	29,980
Chevron Funding Corp. 0.62% due 1/2/2009	25,000	24,999
Ciesco LLC 2.50% due 1/5/2009[6]	11,900	11,895
Coca-Cola Co. 1.25%–2.25% due 1/20–2/2/2009[6]	207,300	207,104
Eaton Corp. 1.50%–2.75% due 1/2–2/2/2009[6]	39,100	39,066
Eli Lilly and Co. 1.40% due 2/12/2009[6]	60,000	59,944
Emerson Electric Co. 1.10% due 2/25/2009[6]	21,200	21,192
Enterprise Funding Co. LLC 1.45% due 1/9/2009[6]	25,000	24,991
Fannie Mae 0.08%–2.55% due 1/12–7/14/2009	962,074	960,846
Federal Farm Credit Banks 0.70%–2.10% due 2/13–12/22/2009	130,400	130,172
Federal Home Loan Bank 0.10%–3.20% due 1/5–12/1/2009	1,990,542	1,988,312
Federal Home Loan Bank 0.925% due 12/22/2009[5]	30,000	30,018
Freddie Mac 0.24%–2.60% due 1/12–7/28/2009	1,773,506	1,770,729
General Dynamics Corp. 2.30% due 1/16/2009[6]	50,000	49,952
General Electric Capital Corp., FDIC insured, 0.45% due 2/23/2009	66,400	66,380
Hewlett-Packard Co. 0.30%–2.10% due 2/3–2/9/2009[6]	82,000	81,925
Honeywell International Inc. 0.30%–1.00% due 2/24–3/19/2009[6]	106,647	106,591
HSBC Finance Corp. 0.05% due 1/2/2009	3,300	3,300
Illinois Tool Works Inc. 1.10%–1.50% due 1/13–2/2/2009	111,350	111,261
International Bank for Reconstruction and Development 0.18%–2.35% due 1/23–4/14/2009	258,400	258,242
John Deere Capital Corp. 2.45% due 1/7/2009[6]	43,800	43,786
Johnson & Johnson 0.75% due 2/27/2009[6]	50,000	49,984
Jupiter Securitization Co., LLC 0.70% due 3/3/2009[6]	76,700	76,521
Medtronic Inc. 0.38% due 2/10/2009[6]	50,000	49,978
Merck & Co. Inc. 1.15% due 1/20–1/21/2009	55,000	54,963
Pfizer Inc 2.17%–2.28% due 1/5–2/26/2009[6]	85,000	84,977
Private Export Funding Corp. 1.25%–2.20% due 1/26–2/3/2009[6]	89,000	88,863
Procter & Gamble International Funding S.C.A. 0.15%–1.80% due 1/7–3/27/2009[6]	217,500	217,354
Ranger Funding Co. LLC 0.40%–1.45% due 1/9–3/20/2009[6]	65,100	65,057
U.S. Treasury Bills 0.68%–1.945% due 1/2–2/26/2009	773,000	772,976
United Parcel Service Inc. 1.05%–1.10% due 1/12–2/25/2009[6]	150,000	149,938
Walgreen & Co. 0.25% due 1/30/2009[6]	25,000	24,995
Walt Disney Co. 1.05%–1.70% due 1/16–1/26/2009	94,300	94,217
Yale University 2.20% due 2/10/2009	26,500	26,445

Total short-term securities (cost: $7,957,881,000)		7,965,650

Total investment securities (cost: $58,192,373,000)		53,091,613
Other assets less liabilities		24,113

Net assets		$53,115,726

 “Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous," was $5,226,242,000, which represented 9.84% of the net assets of the fund.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Security did not produce income during the last 12 months.
4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Citigroup Inc., Series D, 7.00% noncumulative convertible preferred	1/15/2008	$262,500	$154,295	.29%
Washington Mutual, Inc.	4/8/2008	10,000	25	.00
Washington Mutual, Inc.	4/8/2008	203,230	—	—
Washington Mutual, Inc., warrants, expire 2013	4/8/2008	11,770	—	—

Total restricted securities		$487,500	$154,320	.29%

5Coupon rate may change periodically.
6Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,596,838,000, which represented 3.01% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-904-0209O-S15813

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The Investment Company of America:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Investment Company of America as of December 31, 2008, and for the year then ended and have issued our unqualified report thereon dated February 5, 2009 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of December 31, 2008 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
February 5, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ James B. Lovelace
James B. Lovelace, President and Chief Executive Officer

Date: March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, President and Chief Executive Officer

Date: March 10, 2009

By /s/ Carmelo Spinella
Carmelo Spinella, Treasurer and Principal Financial Officer

Date: March 10, 2009